                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               HealthWatch, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                               HEALTHWATCH, INC.
                               3525 Piedmont Road
                           Building Seven, Suite 300
                            Atlanta, Georgia  30305


                            NOTICE OF ANNUAL MEETING
                                 to be held on
                                 June 23, 2000


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of HEALTHWATCH, INC., a Minnesota corporation (herein called the "Company"), will be held at The W At Perimeter Center Hotel, 111 Perimeter Center West NE, Atlanta, Georgia 30346 on Friday, June 23, 2000 at 10:00 AM (the "Annual Meeting") for the following purposes:

     1. To consider and vote upon a proposed amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, $.05 par value per share (the "Common Stock") from 10,000,000 shares to 50,000,000 shares and the number of authorized shares of preferred stock, $.05 par value per share (the "Preferred Stock") from 1,000,000 shares to 5,000,000 shares (Proposal 1);

     2.   To approve the HealthWatch, Inc. 2000 Stock Option Plan (Proposal 2);

     3.   To ratify and approve certain anti-dilution provisions contained in:
(i) the Certificate of Designation, Preferences and Rights of Series C 8% Convertible Preferred Stock (the "Series C Preferred"); (ii) the Certificate of Designation, Preferences and Rights of Series D 8% Convertible Preferred Stock (the "Series D Preferred"); (iii) warrants to purchase Common Stock issued to purchasers of the Series C Preferred in a bridge financing completed in February 2000 (the "Bridge Warrants"); (iv) warrants to purchase Common Stock issued to purchasers of the Series D Preferred in a private placement completed in early May 2000 (the "Offering Warrants"); and (v) warrants to purchase Common Stock issued to an affiliate of Commonwealth Associates, L.P. in connection with a $2 million line of credit (the "Line of Credit Warrants") (Proposal 3);

     4. To ratify and approve the issuance of shares of Common Stock upon conversion of the Company's outstanding Series P Preferred Stock (the "Series P Preferred") (Proposal 4);

     5. To elect three directors to serve on the Company's Board of Directors as follows: (i) one director to be elected by the holders of Common Stock and holders of certain Preferred Stock authorized to vote with the holders of Common Stock, voting as one class; (ii) one director to be elected by the holders of the Series C Preferred, voting as one class; and (iii) one director to be elected by the holders of the Series D Preferred, voting as one class (Proposal
5); and

     6. To consider and act upon any other matters which may properly come before the Annual Meeting and any adjournment thereof.

     In accordance with the provisions of the Company's Bylaws, the Board of Directors has fixed the close of business on May 19, 2000 as the record date for the determination of the holders of Common Stock and Series C and Series D Preferred Stock entitled to notice of and to vote at the Annual Meeting.

     A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of 10 days prior to the Annual Meeting at the offices of the Company, 3525 Piedmont Road, Building 7, Suite 300, Atlanta, Georgia 30305, and will also be available for examination at the Annual Meeting until its adjournment.

     Your attention is directed to the accompanying Proxy Statement. We invite all stockholders to attend the Annual Meeting. To ensure that your shares will be voted at the Annual Meeting, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even though you have sent in your proxy.

     Accompanying this Notice is a copy of the Company's 1999 Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission.

                                        By Order of the Board of Directors,

                                        HealthWatch, Inc.


                                        Paul W. Harrison
                                        Chief Executive Officer

IMPORTANT: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

Atlanta, Georgia
May [   ], 2000

                                PROXY STATEMENT

                               HEALTHWATCH, INC.
                               3525 Piedmont Road
                             Building 7, Suite 300
                            Atlanta, Georgia  30305


                         ANNUAL MEETING OF STOCKHOLDERS
                                 to be held on
                                 June 23, 2000


                     SOLICITATION AND REVOCATION OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of HEALTHWATCH, INC., a Minnesota corporation (the "Company"), for use at the Company's 2000 Annual Meeting of Stockholders to be held on Friday, June 23, 2000 at 10:00 AM at The W Atlanta At Perimeter Center Hotel, 111 Perimeter Center West NE, Atlanta, Georgia 30346, and at any and all adjournments thereof (the Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering written notice of revocation to the Company at its principal office, 3525 Piedmont Road, Building 7, Suite 300, Atlanta, Georgia 30305, Attention: Corporate Secretary, by a subsequent proxy executed by the person executing the prior proxy and presented at the meeting or by attendance at the Annual Meeting and voting in person by the person executing the proxy. In addition to this solicitation, officers, directors and regular employees of the Company, who will receive no additional compensation for their services, may solicit proxies by mail, telegraph or personal calls. The Company may engage a proxy solicitation firm in connection with the solicitation of proxies. The expense of any such engagement is not expected to exceed $10,000. All costs of solicitation will be borne by the Company. The Company has requested brokers and nominees who hold stock in their name to furnish this proxy material to their customers and the Company will reimburse such brokers and nominees for their related out-of-pocket expenses. This Proxy Statement of the Company will be mailed on or about [May 26, 2000] to each stockholder of record as of the close of business on May 19, 2000 (the "Record Date").

                             VOTING AT THE MEETING

     The Company had 2,147,218 shares of Common Stock, par value $.05 per share (the "Common Stock"), outstanding as of the Record Date. Holders of record of shares of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record. Holders of the Company's Series C 8% Convertible Preferred Stock, par value $.05 per share (the "Series C Preferred") and Series D 8% Convertible Preferred Stock, par value $.05 per share (the "Series D Preferred") are entitled to vote, together with the holders of the Common Stock as one class, on all matters upon which the holders of the Common Stock are entitled to vote, and will be entitled to one vote for each share of Common Stock into which their shares of Series C Preferred and Series D Preferred are then convertible. Accordingly, all references in this Proxy Statement to the "voting power of the capital stock" shall mean the requisite vote of the Common Stock and such Series C Preferred and Series D Preferred voting as one class. There were 4,000 shares of Series C Preferred and 74,130 shares of Series D Preferred outstanding on the Record Date, convertible into 213,333 and 2,117,998 shares of Common Stock, respectively, as of the Record Date.

     Holders of a majority of the voting power of the capital stock, if present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Abstentions and "broker non-votes" (which occur if a broker or other nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to the particular item) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. In all matters other than the election of directors and amendment to the Company's Articles of Incorporation, the affirmative vote of the majority of shares present in person or by proxy at the Annual Meeting and entitled to vote thereon are required to approve the proposals set forth herein. For such proposals, abstentions are counted for purposes of calculating shares entitled to vote but are not counted as shares voting and therefore have the effect of a vote against each such proposal. Also, for these proposals, broker non-votes are not counted as shares present at the meeting and entitled to vote and therefore have no effect. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors. There are no cumulative voting rights with respect to the election of directors. For the proposal to amend the Company's Articles of Incorporation, the affirmative vote of the majority of the outstanding shares entitled to vote thereon is required to approve the amendment.

     The Company's Common Stock is listed on the Nasdaq SmallCap Market. In December 1999, the Company's Board of Directors implemented a one-for-five reverse split (the "December Reverse Split") of all capital stock of the Company. All information regarding Company capital stock in this Proxy Statement, unless otherwise indicated, has been adjusted to reflect the December Reverse Split.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED CAPITAL STOCK

                                  (PROPOSAL 1)

     The Company's Board of Directors has approved and recommends the adoption by the stockholders of the following amendment to Article III of the Articles of Incorporation, which amendment would increase the number of authorized shares of Common Stock from 10,000,000 shares to 50,000,000 shares and the number of authorized shares of preferred stock, $.05 par value per share (the "Preferred Stock") from 1,000,000 shares to 5,000,000 shares.

Text of Amendment

     "Article III of the Articles of Incorporation of the Corporation hereby is amended by deleting the first paragraph thereof in its entirety, and inserting in lieu thereof the following (Sections A and B thereof not being amended or otherwise changed):

                                  ARTICLE III

          The total number of shares of all classes of stock that the corporation shall be authorized to issue shall be fifty five million (55,000,000) shares, divided into the following: (i) fifty million (50,000,000) shares of Common Stock, $.05 par value per share, and (ii) five million (5,000,000) shares of Preferred Stock, $.05 par value per share. A description of the respective classes of stock and a statement of the designations, preferences, limitations and relative rights of such classes of stock and the limitations on or denial of the voting rights of the shares of such classes of stock are as described in Sections A and B of this Article III."

     The Articles of Incorporation, as presently in effect, provide that the aggregate number of shares of stock which the Company shall have authority to issue is 11,000,000 shares, consisting of 10,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. On the Record Date, there were 2,147,218 issued and outstanding shares of Common Stock. Of the 1,000,000 shares of Preferred Stock, the following classes have been designated and reserved for issuance: 300,000 shares of 6% Series A Convertible Preferred Stock of which 5,000 shares are issued and outstanding; 4,500 shares of Series C 8% Convertible Preferred Stock of which 4,000 shares are issued and outstanding; 300,000 shares of Series D 8% Convertible Preferred of which 74,130 shares are issued and outstanding; and 80,000 shares of Series P Preferred Stock of which 66,886 shares are issued and outstanding. Thus, as of the Record Date, 959,418 shares of Common Stock (after deducting shares of Common Stock reserved for issuance upon the conversion of the outstanding Preferred Stock described above and other convertible securities of the Company) remain available for issuance and 315,500 shares of Preferred Stock remained available for designation and issuance without further action by the Company's stockholders.

Reasons For and Possible Effects of the Proposed Amendment

     The Board of Directors believes that the proposed increase in the authorized shares of Common Stock and Preferred Stock is desirable to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, mergers, acquisitions and other general corporate purposes, including stock or option incentive grants for employees, directors and consultants. Adoption of the proposed amendment would enable the Company to issue additional shares of Common Stock and Preferred Stock to be issued, without the expense and delay of a special meeting of stockholders, other than in those circumstances where the issuance of shares or the terms of a particular transaction would, under the Marketplace Rules of the Nasdaq SmallCap Market, require stockholder approval. Elimination of the delay occasioned by the necessity of obtaining stockholder approval may better enable the Company to pursue financing and acquisition opportunities which can be impacted by changing market conditions. There are no present agreements, arrangements or understandings concerning the issuance of such shares other than in connection with the proposed merger of the

Company and HALIS, Inc. ("HALIS"). As previously announced, the Company has entered into a letter of intent with HALIS regarding the merger of HALIS with the Company (or a subsidiary of the Company) pursuant to which outstanding shares of HALIS common stock will be converted into shares of the Company's Common Stock. Consummation of the merger is subject to a number of conditions. See "Certain Relationships and Certain Transactions" under Proposal 5.

     The proposed shares of Common Stock for which authorization is sought would be part of the existing class of such stock and would increase the number of shares of Common Stock available for issuance by the Company, but would have no effect upon the terms of the Common Stock or the rights of the holders of such stock. If and when issued, the proposed additional authorized shares of Common Stock would have the same rights and privileges as the shares of Common Stock presently outstanding.

     The proposed shares of Preferred Stock for which authorization is sought would be subject, as is the case with the current authorized Preferred Stock, to the right of the Company's Board of Directors to establish and designate series of the Preferred Stock and to determine the relative rights and preferences of the shares of any series so established, but would have no effect upon the terms of any outstanding Preferred Stock or the rights of the holders of such stock. However, additional shares of Preferred Stock could be issued in the future with dividend, liquidation, conversion, voting or other rights which could adversely impact the holders of the Common Stock and existing Preferred Stock.

Anti-Takeover Effect of Proposed Amendment

     The existence of the additional authorized shares of Common Stock and Preferred Stock could have the effect of discouraging an attempt by any person or entity, through the acquisition of a substantial number of shares of Common Stock, to acquire control of the Company with a view to imposing a merger, sale of all or any part of the Company's assets or a similar transaction. Although the Board of Directors has no present intention of doing so, it could issue shares of Common Stock or Preferred Stock in a public or private sale to purchasers who might agree with the Board of Directors in opposing an attempt to change control of the Company. Thus, the issuance of the additional shares of Common Stock and Preferred Stock could be used to dilute the stock ownership of a takeover bidder. In addition, the Board of Directors may issue, without stockholder action, Common Stock, Preferred Stock, or warrants or other rights to acquire such stock, with terms designed to protect against certain takeovers, including partial takeovers and front-end loaded, two-step takeovers and freeze-outs and to control stockholder acquisitions, should the Board of Directors consider the action of such entity or person not to be in the best interests of the Company and its stockholders. To the extent that potential takeovers are thereby discouraged, stockholders may not have the opportunity to dispose of all or a part of their stock at a price that may be higher than that prevailing in the market. However, it also is possible that making shares of authorized, but unissued, Common Stock and Preferred Stock available for issuance may have the effect of increasing the price offered to the Company's stockholders in a tender or exchange offer.

     The proposed amendment to the Articles of Incorporation is not intended as an anti-takeover measure and is not part of a plan by the Board of Directors to adopt a series of anti-takeover measures. The Company's Board of Directors does not presently intend to propose any measures designed to discourage any unfair or unnegotiated takeovers but reserves the right to propose and adopt such measures if the Board of Directors determines that such measures are in the best interests of the Company and its stockholders.

Required Vote and Related Matters

     The affirmative vote of a majority of the outstanding voting power is required to approve the amendment to the Articles of Incorporation to increase the Company's number of authorized shares of Common Stock from 10,000,000 shares to 50,000,000 shares and to increase the Company's number of authorized shares of Preferred Stock from 1,000,000 shares to 5,000,000 shares.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

              APPROVAL OF HEALTHWATCH, INC. 2000 STOCK OPTION PLAN

                                  (PROPOSAL 2)

     The HealthWatch, Inc. 2000 Stock Option Plan (the "2000 Option Plan") was adopted by the Board of Directors on May 8, 2000, subject to the approval by the Company's stockholders at the Annual Meeting. The 2000 Option Plan provides that 2,000,000 shares of Common Stock will be reserved for issuance thereunder subject to annual adjustment.

     The Board of Directors believes that stock options are important to attract and to encourage the continued employment and service of officers, directors and other key employees and consultants by facilitating their purchase of an equity interest in the Company. The purpose of the 2000 Option Plan is to further the growth and success of the Company by enabling selected employees, directors and consultants to acquire shares of Common Stock, thereby increasing their personal interest in such growth and success, and to provide a means of rewarding outstanding performance by such persons. The Board of Directors believes that it is advisable that the Company and its stockholders continue to have the incentive of stock options available as a means of attracting and retaining officers and other key employees. Of the Company's current available stock plans (the 1989 Incentive Stock Option Plan and 1993 and 1995 Stock Option Plans), no shares remain available for issuance thereunder. As of the Record Date, no options to purchase Common Stock have been granted under the 2000 Option Plan. Approximately 50 employees of the Company and its subsidiaries and affiliates are eligible to participate in the 2000 Option Plan.

     As previously announced, the Company has entered into a letter of intent with HALIS regarding the merger of HALIS with the Company (or a subsidiary of the Company) pursuant to which outstanding options to purchase approximately 11,650,510 shares of HALIS common stock will be converted into options to purchase the Company's Common Stock. Consummation of the merger is subject to a number of conditions. See "Certain Relationships and Certain Transactions" under Proposal 5. Adoption of the 2000 Option Plan is necessary to provide a sufficient number of shares for issuance in the HALIS merger.

     The principal provisions of the 2000 Option Plan are summarized below.
This summary is not complete and is qualified in its entirety by reference to the 2000 Option Plan, a copy of which is being filed as Appendix A to this Proxy Statement.

Description of the 2000 Option Plan

     The 2000 Option Plan provides for the grant of options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to any employee of HealthWatch or its subsidiaries, except to the extent that any option is specifically designated at the time of grant as not being an "incentive stock option" or to the extent that any option would exceed certain aggregate fair market value limitations with respect to the underlying Common Stock, as described below.

     The 2000 Option Plan is currently administered by the Board of Directors although the Board has the power to delegate administration of the Plan to a committee composed of at least two members of the Board of Directors. Subject to the limitations set forth in the 2000 Option Plan, the Board has the authority to determine the persons to whom and the terms under which options will be granted.

     The exercise price for an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant of the option (or 110% in the case of an incentive stock option granted to an optionee who owns (or is deemed to own) stock possessing more than 10% of the total combined voting control of the Company or any affiliate thereof). The exercise price for a non-incentive stock option may not be less than 85% of the fair market value of the Common Stock on the date of grant. The maximum option term is 10 years (5 years in the case of an incentive stock option granted to an optionee who owns (or is deemed to own) stock possessing more than 10% of the total combined voting control of the Company or any affiliate thereof). Options may be exercised at any time after grant, subject to vesting and except as otherwise provided in the particular option agreement. There is also a $100,000 limit on the value of Common Stock (determined at the time of grant) covered by incentive stock options that first become exercisable by an optionee in any calendar year. Any options becoming exercisable by an optionee in excess of this limit will be nonqualified stock options. No option may be granted more than 10 years after the effective date of the 2000 Option Plan. Options are non-transferable other than by will or the laws of descent and distribution. No individual may be granted, in any twelve-month period, stock options under the Plan which are exercisable with respect to more than 1,000,000 shares of Common Stock.

     The Board of Directors determines the exercise periods for options which generally vest and become exercisable in accordance with the optionee's length of service with the Company as follows: one-third after one year of continuous service; an additional one-third after the second year of continuous service; and the final one-third after the third year of continuous service. The Board may also include in each option additional limitations with respect to the options in its discretion. Payment for shares purchased under the 2000 Option Plan may be made in cash or, if permitted by the particular option agreement, by exchanging shares of HealthWatch Common Stock with a fair market value equal to the total option exercise price.

     If an employee's employment with HealthWatch or its subsidiaries terminates by reason of death or disability, his or her options, to the extent exercisable at such termination date, may be exercised within one year after such death or disability or the expiration of the option, whichever shall first occur. If an employee's employment terminates for cause, the employee's options shall terminate and the employee shall have no further right to purchase shares of Common Stock pursuant to such options. If termination occurs without cause, then his or her options, to the extent exercisable at such termination date, may be exercised within three months after such termination date.

     In addition, the 2000 Option Plan provides that 2,000,000 shares will initially be reserved for issuance thereunder. The shares reserved will automatically increase on January 1st of each year so that the number of shares reserved for issuance will equal 20% of the outstanding Common Stock on a fully-diluted basis as of December 31st of the immediately preceding year. However, the Company will not be able to issue more than 2,000,000 shares as "incentive stock options" without obtaining stockholder approval of that increased amount.

     In the event the number of outstanding shares of Common Stock is increased or decreased or shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company, the Company shall proportionately adjust the number and kinds of shares for which options may be granted under the 2000 Option Plan and for which options are outstanding so that a holder's proportionate interest immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding options shall not change the aggregate option price but shall include a corresponding proportionate adjustment in the option price per share.

     Upon (a) any dissolution or liquidation of the Company, (b) a merger, consolidation or reorganization of the Company in which the Company is not the surviving entity, (c) a sale of substantially all of the assets of the Company to another entity or (d) any transaction that results in any person or entity owning more than 50% of the outstanding stock of the Company, the 2000 Option Plan and all options outstanding shall terminate, except to the extent provision is made in connection with such transaction for the optionee to immediately exercise his or her options prior to the consummation of the transaction in question or for the substitution of such options into new options covering the stock of a successor corporation or its parent or subsidiary. With respect to transactions involving a sale of assets or change of control referenced in subsections (c) and (d) above, the Board of Directors may, in its sole discretion, elect to cancel outstanding options as of the effective date of the transaction in return for payment to the optionees of an amount equal to a reasonable difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of the option.

     The 2000 Option Plan may be amended by the Board of Directors at any time. Unless previously terminated, the 2000 Option Plan will terminate automatically on May 8, 2010, the tenth anniversary of the date of adoption of the 2000 Option Plan by the Board of Directors. No termination, suspension or amendment of the 2000 Option Plan may, without the consent of the optionee to whom an option has been granted, adversely affect the rights of the holder of the option.

Federal Income Tax Consequences Of The 2000 Option Plan

     The grant of an option is not a taxable event for the optionee or the Company. With respect to "incentive stock options," an optionee will not recognize taxable income upon grant or exercise of an incentive option, and any gain realized upon a disposition of shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the optionee holds the shares for at least two years after the date of grant and for one year after the date of exercise. However, the excess of the fair market value of the shares subject to an incentive option on the exercise date over the option exercise price will be included in the optionee's alternative minimum taxable income in the year of exercise (except that, if the optionee is subject to certain securities law restrictions, the determination of the amount included in the alternative minimum taxable income may be delayed, unless the optionee elects within 30 days following exercise to have income determined without regard to such restrictions) for purposes of the alternative minimum tax. If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included in income for purposes of alternative minimum tax is the gain on the disposition of the stock. This excess increases the optionee's basis in the shares for purposes of the alternative minimum tax but not for purposes of the regular income tax. An optionee may be entitled to a credit against regular tax liability in future years for minimum taxes paid with respect to the exercise of incentive options (e.g., for a year in which the shares are sold at a gain). Generally, the Company and its subsidiaries will not be entitled to any business expense deduction with respect to the grant or exercise of an incentive option, except as discussed below.

     For the exercise of an incentive option to qualify for the foregoing tax treatment, the optionee generally must be an employee of the Company or a subsidiary from the date the option is granted through a date within three months before the date of exercise. In the case of an optionee who is disabled, this three-month period is extended to one year. In the case of an employee who dies, the three-month period is waived.

     If all of the requirements for incentive option treatment are met except for the special holding period rules set forth above, the optionee will recognize as ordinary income upon the disposition of the shares an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the option exercise price. However, if the optionee was subject to certain restrictions under the securities laws at the time the option was exercised, the measurement date may be delayed, unless the optionee has made a special tax election within 30 days after the date of exercise to have taxable income determined without regard to such restrictions. The balance of the realized gain, if any, will be long- or short-term capital gain, depending upon whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period rules but at a price below the fair market value of the shares at the time the option was exercised (or other applicable measurement date), the amount of ordinary income (and the amount included in alternative minimum taxable income, if the sale occurs during the same year as the option was exercised) will be limited to the excess of the amount realized on the sale over the option exercise price. If the Company complies with applicable reporting (if any) and other requirements, it will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.

     If, pursuant to an option agreement, an optionee exercises an incentive option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a non-taxable exchange (except that this treatment would not apply if the optionee had acquired the shares being transferred pursuant to the exercise of an incentive option and had not satisfied the special holding period requirements summarized above). If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise (other than minimum taxable income as discussed above) and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. These rules would not apply if the optionee used shares received pursuant to the exercise of an incentive option (or another statutory option) as to which the optionee had not satisfied the applicable holding period requirement. In that case, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares, with the result that the excess of the fair market value of the shares tendered over the optionee's basis in the shares would be taxable.

     Upon exercising a non-qualifying option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise

(except that, if the optionee is subject to certain restrictions imposed by the securities laws, the measurement date may be delayed, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to the restrictions). If the Company complies with applicable reporting requirements, it will be entitled to a business expense deduction in the same amount. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-incentive option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised). The Company will not realize any tax consequences as a result of the disposition of shares acquired upon exercise of a non-statutory stock option.

     If, pursuant to an option agreement, the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualifying options, no gain or loss will be recognized with respect to the shares surrendered (regardless of whether the shares were acquired pursuant to the exercise of an incentive option) and the optionee will be treated as receiving an equivalent number of shares pursuant to the exercise of the option in a non-taxable exchange. The basis of the shares surrendered will be treated as the substitute tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. However, the fair market value of any shares received in excess of the number of shares surrendered (i.e., the difference between the aggregate option exercise price and the aggregate fair market value of the shares received pursuant to the exercise of the option) will be taxed as ordinary income.

     Under Section 162(m) of the Code and regulations promulgated thereunder, no federal income tax deduction by a publicly-held company is allowed for certain types of compensation paid to certain highly compensated employees to the extent that the amount of such compensation for a taxable year for any such individual exceeds $1 million. Section 162(m) excludes "performance based" compensation from its deductibility limits. Compensation realized upon the exercise of stock options is considered "performance based" if, among other requirements, the plan pursuant to which the options are granted has been approved by the sponsoring company's stockholders, it has a limit on the total number of shares that may be covered by options issuable to any plan participant in any given period and the option exercise price of the grant is at least equal to the fair market value of the underlying stock on the date of grant. The 2000 Option Plan allows for grants which should satisfy the requirements of Code Section 162(m).

Required Vote and Related Matters

     The affirmative vote of a majority of the voting power present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve the 2000 Option Plan.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2.

                    APPROVAL OF CERTAIN MATTERS RELATING TO
          SERIES C PREFERRED, SERIES D PREFERRED AND RELATED WARRANTS

                                  (PROPOSAL 3)

     The following is a summary of certain matters relating to recent issuances by the Company of: (i) the Series C Preferred; (ii) the Series D Preferred;
(iii) warrants to purchase Common Stock issued to purchasers of the Series C Preferred in a bridge financing completed in February 2000 (the "Bridge Warrants"); (iv) warrants to purchase Common Stock issued to purchasers of the Series D Preferred in a private placement initiated in March 2000 (the "Offering Warrants"); and (v) warrants to purchase Common Stock issued to an affiliate of Commonwealth Associates, L.P. ("Commonwealth") in connection with a $2 million line of credit (the "Line of Credit Warrants"). The following summary is not complete and is qualified in its entirety by reference to the Certificate of Designation, Preferences and Rights of the Series C Preferred, the Certificate of Designation, Preferences and Rights of the Series D Preferred and the form of warrant which is representative of the Bridge Warrants, the Offering Warrants and the Line of Credit Warrants, copies of which are being filed as Appendix B, Appendix C and Appendix D, respectively, to this Proxy Statement.

Background of Recent Financings

     In December 1999 and February 2000, the Company completed a $400,000 equity bridge financing (the "Bridge Financing") pursuant to which certain accredited investors purchased an aggregate of 4,000 shares of the Series C Preferred (convertible into Common Stock at a price of $1.875 per share) and five-year Bridge Warrants to purchase an aggregate of 666,669 shares of Common Stock at $1.875 per share.

     In February 2000, the Company entered into a $2,000,000 line of credit with an affiliate of Commonwealth pursuant to which it issued five-year Line of Credit Warrants to purchase an aggregate of 1,000,000 shares of Common Stock at $3.50 per share subject to adjustment upward under certain circumstances. In March 2000, the Company had drawn down $500,000 under the line of credit. This amount has been repaid in full.

     In March 2000, the Company began a private placement of units (the "Unit Offering") consisting of shares of the Series D Preferred (convertible into Common Stock at a price of $3.50 per share) and five-year Offering Warrants to purchase shares of Common Stock at $3.50 per share. The Company sold approximately $7.4 million in the Unit Offering which was completed in early May 2000.

     Each of the above issuances were made in reliance upon the exemption from registration afforded by Section 4(2), including Regulation D, of the Securities Act of 1933, as amended.

Terms of the Series C and Series D Preferred

     Ranking. The Series C Preferred and Series D Preferred will rank, with respect to distributions upon a liquidation, pari passu with each other and with the Company's Series A Preferred Stock and senior to all of the Company's other capital stock.

     Liquidation Value. The Series C Preferred and Series D Preferred each have a liquidation value of $100.00 per share plus any declared but unpaid dividends.

     Dividends. Beginning on the date the shares are issued until they are converted by the holders, the holders of Series C Preferred and Series D Preferred will be entitled to receive, when, and if declared by the Board of Directors of the Company, dividends at the rate of 8% per annum per share (as adjusted for any stock dividends, combinations or splits with respect to such shares), payable out of funds legally available therefor. Accrued and unpaid dividends will be paid upon the Company's liquidation or upon conversion of the Series C Preferred and Series D Preferred and may be paid, at the Company's option, in either cash or in additional shares of Series C or Series D Preferred, as the case may be. The dividends are payable semi-annually, on June 30 and December 31 of each year.

     Optional Conversion. Holders of Series C Preferred and Series D Preferred shares will have the right, at any time, to convert their shares into shares of Common Stock at $1.875 and $3.50 per share, respectively.

     Automatic Conversion. The Series C Preferred and Series D Preferred will automatically convert into shares of Common Stock at the conversion price then in effect (i) in the event the Company completes a public offering or private placement raising gross proceeds in excess of $25 million at a per share price in excess of $5.00 and $10.50, respectively, or (ii) at such time as the closing bid price for the Common Stock has equaled at least twice the conversion price for the respective series for a period of 20 consecutive trading days, provided that the Common Stock is then trading on a national securities exchange or the Nasdaq SmallCap Market or National Market System and the conversion shares are fully registered for resale and not subject to any lock-up provisions.

     Voting Rights. In addition to their right to vote on certain matters as a separate class, holders of the Series C Preferred and Series D Preferred will vote together as a single class with the holders of Common Stock on all matters submitted to a vote of the Company's stockholders, based on the number of conversion shares into which their Series C or Series D Preferred shares are then convertible.

     Lock-Up Agreements. The holders of the Series C Preferred and Series D Preferred have or will agree not to sell, transfer or otherwise dispose of any of the Series C Preferred and Series D Preferred shares and any conversion shares for one year following issuance and thereafter, will not sell, transfer or otherwise dispose of more than 25% of these securities on a cumulative basis during each subsequent 90-day period thereafter (the "Lock-Up Period"); provided, however, that if the Company undertakes a public offering within the first 12 months of the Lock-Up Period, the holders cannot sell, transfer or otherwise dispose of these securities for such period of time after completion of such public offering (not to exceed one year) as the managing underwriter may request in writing and the placement agent for the Bridge Financing and Unit Offering may agree to.

Terms of the Warrants

     Exercise Terms. Each of the Bridge Warrants, Offering Warrants and Line of Credit Warrants are exercisable for a period of five years from their respective issuances for one share of Common Stock at an exercise price per share equal to $1.875, $3.50 and $3.50, respectively, subject to adjustment as set forth below. Each of the above warrants contain a provision allowing for exercise on a cashless basis.

     Redemption. In the event that the market price of the Company' Common Stock is at least 300% of the exercise price (subject to adjustment) for a period of 20 consecutive trading days and subject to the following conditions, the Company may elect to redeem the Bridge Warrants and the Offering Warrants for $.05 per warrant on written notice setting forth the redemption date, prior to which the warrants may be exercised in whole or part by the holder. The Company may exercise its redemption right only if there is an effective registration statement covering the shares of Common Stock underlying the warrants (the "Warrant Shares") and there is no lockup in effect with respect to their sale or transfer. With respect to the Offering Warrants only, in the event that the market price of the Company's Common Stock is at least 300% of the exercise price (subject to adjustment) for a period of 20 consecutive trading days at any time prior to December 21, 2000 when there is not an effective registration statement covering the Warrant Shares, the Company may elect (and Commonwealth Associates or a committee representing 20% of the outstanding Series D Preferred can require the Company) to redeem the Offering Warrants for $.05 per warrant on written notice setting forth the redemption date, prior to which the Offering Warrants may be exercised in whole or part by the holder. In the event a holder utilized the cashless exercise procedure in this case, and stockholder approval has been received as described below, the exercise price used would equal 10% of the current market value of the Company's Common Stock. No reduction in the exercise price will be made unless the Company's stockholders approve the anti-dilution terms of the Offering Warrants or it is not determined to be in violation of certain listing criteria of Nasdaq. The Line of Credit Warrants do not contain any redemption provisions.

     Agent Option. The placement agent for the Unit Offering has an option (the "Agent Option") to purchase an amount equal to 20% of the shares of Series D Preferred and Offering Warrants sold to investors in the Unit Offering. The terms governing the Series D Preferred and Offering Warrants, including the anti-dilution provisions referenced below, have been incorporated into the Agent Option.

Proposal 3

     Anti-Dilution Protection of the Series C Preferred and Series D Preferred. If stockholder approval is received, in the event that at anytime during the Lock-Up Period the Company issues shares of Common Stock or securities convertible or exchangeable for Common Stock having a sale, conversion or exercise price less than the conversion price for the Series C Preferred or Series D Preferred then in effect, their respective conversion prices will be reset to such lower price. The Series C Preferred and Series D Preferred will also be protected against dilution on a weighted average basis in the event the Company issues shares of Common Stock or securities convertible into Common Stock (other than in connection with transactions specifically excluded in their respective Certificates of Designation) at a price less than the then current market price. Issuances that will not trigger an adjustment include (i) certain option grants pursuant to employee benefit plans, (ii) public offerings, (iii) private placements through Commonwealth Associates, L.P. as placement agent or which are otherwise at least 90% of the current market price and (iv) issuances in connection with acquisitions of businesses or technologies. Further, no adjustment for below market issuances will be required if (i) the current market price is at least 300% of the then conversion price and either a registration statement covering the resale of the conversion shares remains in effect for the 90 days after such below market issuance or Rule 144(k) under the Securities Act is available for resale of all of the conversion shares or (ii) at the time of the issuance the Company has less than $100,000 in cash and cash equivalents.
If approval is not received at this meeting, these provisions of the Series C Preferred and Series D Preferred will have no effect.

     Anti-Dilution Protection of the Warrants. Each of the Bridge Warrants, Offering Warrants and Line of Credit Warrants contain anti-dilution provisions substantially the same as and subject to the same conditions as those applicable to the Series C Preferred and Series D Preferred. In addition, in the case of the Offering Warrants and Line of Credit Warrants, if the stockholders do not approve the anti-dilution provisions of those warrants and the provisions are determined to be in violation of certain listing criteria of Nasdaq such that no anti-dilution protection will be available, the number of Offering Warrants and Line of Credit Warrants outstanding will be automatically doubled.

Nasdaq Stockholder Approval Requirements

     Stockholder ratification and approval of the anti-dilution provisions contained in the Series C Preferred, the Series D Preferred, the Bridge Warrants, the Offering Warrants and the Line of Credit Warrants is not required under Minnesota law or the Company's Articles of Incorporation or Bylaws. Stockholder ratification and approval are also currently not required under the Marketplace Rules of the Nasdaq Stock Market SmallCap Market System ("Nasdaq"), through which The Company's Common Stock is traded. However, in order to qualify for continued inclusion in Nasdaq, it is necessary to satisfy certain financial and other criteria set forth in the Marketplace Rules and to follow certain corporate governance procedures, including obtaining stockholder approval in connection with certain corporate transactions. For example, Rule 4310(c)(25)(H)(i) requires stockholder approval if the Company issues common stock or securities exercisable or convertible into common stock representing 20% or more of the Company's outstanding shares of common stock or voting power at a price that is below the greater of book value or market value per share (the "20% Rule").

     The 20% Rule is not implicated by the provisions governing the conversion or exercise of the Series C Preferred and Bridge Warrants (since the $1.875 conversion and/or exercise price for these securities was equal to or greater than the market price of the Company's Common Stock on their respective dates of issuance) or by the provisions governing the conversion or exercise of the Series D Preferred, Offering Warrants or Line of Credit Warrants (since the $3.50 conversion and/or exercise price for these securities was equal to or greater than the market price of the Company's Common Stock on the date the agreement relating to the Unit Offering and line of credit was approved and executed). However, the anti-dilution provisions contained in each of these various securities provide for a potential lowering of the conversion and exercise prices currently in place in the event the Company takes certain actions with respect to future security issuances. As a result, the shares of Common Stock issued upon conversion of the Series C or Series D Preferred or the various warrants described in this proposal could be issued for less than the greater of book value or market value of such shares if the anti-dilution provisions were allowed to take effect, which could, in the future, implicate the 20% Rule.

     Whether or not the 20% Rule is implicated by the anti-dilution provisions contained in these various securities will depend on the price of the Company's Common Stock at the time the Company issues securities in the future. It is possible that the 20% Rule will never be implicated. However, if the market price of the Company's Common Stock declined and did not recover for a significant period of time, the 20% Rule could be implicated. Although stockholder approval is not currently required to satisfy the listing requirements under the Marketplace Rules for the continued inclusion of the Company in Nasdaq, it is possible that stockholder approval may be required in the future. Therefore, the Board of Directors agreed with the holders of these securities to seek stockholder approval at this time rather than possibly being required to call a special meeting of stockholders if the 20% Rule is implicated.

Impact of the Preferred Stock and Warrant Issuances

     Assuming the conversion of all the shares of Series C and Series D Preferred, and the exercise of all Bridge Warrants, Offering Warrants and Line of Credit Warrants, the holders of these securities (or persons having a right to purchase these securities) would currently be entitled to receive an aggregate of approximately 4.2 million shares of the Company's Common Stock. These shares, in addition to the indeterminable number of shares of Common Stock which could be used to satisfy the dividend payment requirements of the Series C and Series D Preferred, will, upon issuance, result in an increase in the number of shares of Common Stock outstanding, which will result in a dilution of the percentage ownership of other stockholders. If the anti-dilution provisions are allowed to take effect and are subsequently triggered, these securities could become convertible into an even larger number of shares of Common Stock, the exact amount of which is currently not determinable.

Impact of a Vote Against Issuance

     The Company has agreed to seek stockholder approval of the anti-dilution provisions contained in the various securities described in this Proposal. Further, under the terms of the Line of Credit Warrants and the Offering Warrants, if the stockholders do not approve the anti-dilution provisions of those warrants and the provisions are determined to be in violation of certain listing criteria of Nasdaq such that no anti-dilution protection will be available, the number of Offering Warrants outstanding would automatically increase from 529,500 warrants to 1,059,000 warrants and Line of Credit Warrants outstanding would automatically increase from 1,000,000 warrants to 2,000,000 warrants. In that case, the Company would be required to issue additional shares of Common Stock upon exercise and the dilution of the percentage ownership of other stockholders would be even greater.

Potential Conflicts of Interest; Interests of Certain Persons

     Sheldon Misher, a director of the Company, owns 175 shares of the Series C Preferred and 29,167 of the Bridge Warrants. Mr. Misher is also associated with Commonwealth Associates, L.P., an affiliate of which owns the 1,000,000 Line of Credit Warrants. Robert Priddy, a director of the Company, owns 10,000 shares of the Series D Preferred and 71,429 of the Offering Warrants. The security purchases made by Messrs. Misher and Priddy, however, occurred prior to their becoming members of the Company's Board of Directors.

     The Board of Directors was aware of these relationships and considered them, among other factors, in making its recommendation to the stockholders that the stockholders ratify and approve the anti-dilution provisions contained in the various securities described in this Proposal.

Required Vote and Related Matters

     The affirmative vote of a majority of the voting power present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to ratify and approve the anti-dilution provisions contained in the Series C Preferred, the Series D Preferred, the Bridge Warrants, the Offering Warrants and the Line of Credit Warrants.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 3.

                      APPROVAL OF CERTAIN MATTERS RELATING
                        TO THE SERIES P PREFERRED STOCK

                                  (PROPOSAL 4)

     The following is a summary of certain matters relating to the Company's outstanding Series P Preferred Stock (the "Series P Preferred"). The following summary is not complete and is qualified in its entirety by reference to the Certificate of Designation, Preferences and Rights of the Series P Preferred, as amended, a copy of which is being filed as Appendix E to this Proxy Statement.

Background of Series P Preferred

     On October 2, 1998, the Company acquired Paul Harrison Enterprises, Inc. ("PHE"). In the acquisition, the stockholders of PHE received, among other things, in the aggregate 66,886 shares (reflecting the December Reverse Split) of the Company's Series P Preferred Stock. The acquisition of PHE allowed the Company (i) to acquire the MERAD technology in order for it to focus its business strategy on being a premier information technology company, (ii) to acquire a significant interest in HALIS which is the first vertical implementation of the MERAD technology and (iii) to come into compliance with Nasdaq's $2,000,000 minimum net worth requirement (by reflecting the value of the HALIS stock and MERAD technology on its balance sheet). Without the acquisition, the Company's Common Stock was likely to be delisted by Nasdaq. However, in order to issue Common Stock or securities convertible into Common Stock to the PHE stockholders, a meeting of the Company's stockholders was required and approval of the Company's stockholders was necessary but impossible to obtain within the time frame needed. Recognizing the impending Nasdaq delisting, the Company's Board of Directors elected to issue the Series P Preferred prior to obtaining stockholder approval, and the PHE stockholders agreed to accept such Series P Preferred, agreeing that it would become convertible only if stockholder approval were obtained, in order to allow the Company to remain in compliance with Nasdaq. Because stockholder approval was necessary to give conversion rights to the PHE stockholders with respect to the Series P Preferred, the Board agreed to bring the issue of approving the conversion feature set forth in the Certificate of Designation for the Series P Preferred to the Company's stockholders at the next annual meeting. Consequently, the Board of Directors has included this Proposal to be considered and approved by the Company's stockholders at the Annual Meeting.

Terms of the Series P Preferred

     Dividends. The Certificate of Designation for the Series P Preferred originally provided for dividends to be paid at a rate of 12% per annum from the date of issuance through January 31, 1999. If the holders of the Series P Preferred were not granted the right to convert their shares into shares of Common Stock prior to February 1, 1999, the dividends were to accrue at the rate of 18% per annum from February 1 through August 1, 1999. If the holders of the Series P Preferred were not granted the right to convert their shares into shares of Common Stock prior to August 1, 1999, the dividends were to accrue at the rate of 24% per annum from August 1, 1999 thereafter. In connection with the Unit Offering, the holders of the Series P Preferred agreed to make certain concessions with regard to their shares including an agreement to a change in the dividend rate. The Certificate of Designations has been amended to reflect a dividend rate of 8% per annum retroactive to the effective date of issuance and provides that the Company may pay this dividend in cash or in shares of Common Stock at the Company's option. The dividends are paid semi-annually, on June 30 and December 31 of each year, and are cumulative.

     Liquidation Value. The Series P Preferred has a liquidation value of $50.00 per share, plus any accrued and unpaid dividends. The shares of Series P Preferred have preference over the Common Stock in the event of liquidation, dissolution or winding up of the Company.

     Conversion. If approved by the stockholders of the Company at this Annual Meeting, each share of the Series P Preferred shall be convertible into ten (10) shares of the Company's Common Stock.

     Voting Rights. Unless and except to the extent otherwise required by law, the holders of the Series P Preferred have no voting power; provided that if any dividends on the Series P Preferred have not been paid for a period of one year or more, the holders of the Series P Preferred will, until such dividends have been paid, be entitled, with the holders of the Common Stock voting as a class, to vote for the election of directors, with the number of votes per share of the Series P Preferred Stock in such election to be equal to the vote of 10 shares of Common Stock.

Potential Conflicts of Interest; Interests of Certain Persons

     Paul W. Harrison, Chairman, President and Chief Executive Officer of the Company, owns 25,018 shares of the Series P Preferred and David M. Engert, Chief Operating Officer of the Company, owns 3,177 shares. If the proposal is approved, Messrs. Harrison and Engert will be entitled to convert their shares of Series P Preferred into 250,180 shares and 31,770 shares of Common Stock, respectively.

     The Board of Directors was aware of these relationships and considered them, among other factors, in making its recommendation to the stockholders that the stockholders approve the conversion of the Series P Preferred into Common Stock.

Required Vote and Related Matters

     The affirmative vote of a majority of the voting power present or represented by proxy at the Annual Meeting and entitled to vote thereon is required to approve all shares of Common Stock that may be issued upon the conversion of the Company's outstanding Series P Preferred.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 4.

                      NOMINATION AND ELECTION OF DIRECTORS

                                  (PROPOSAL 5)

     The persons named in the enclosed proxy will vote FOR the three nominees named below under "Nominees for Directors" as the three Directors, unless instructed otherwise in the proxy. The persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the persons elected as Directors. Each Director is to hold office until the 2001 Annual Meeting of Stockholders and until his or her respective successor is duly qualified and elected.

     The names and certain information concerning the persons to be nominated to become directors by the Board of Directors at the Annual Meeting are set forth below. YOUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW UNDER "NOMINEES FOR DIRECTORS". It is intended that shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for nominees has been withheld in the proxy. Although each of the persons nominated has consented to serve as a director if elected and your Board of Directors has no reason to believe that any of the nominees will be unable to serve as a director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee designated by the Board of Directors. The following information regarding the Company's directors (including the nominees) and executive officers is relevant to your consideration of the slate proposed by your Board of Directors.

Information as to Nominees, Other Directors, Executive Officers and Other Significant Employees

     The directors and nominees for director of the Company and executive officers and other significant employees of the Company as of the date of this Proxy Statement, are as follows:

Paul W. Harrison        45  Chairman of the Board and Chief Executive Officer
David M. Engert         49  Chief Operating Officer
Marilyn May             37  Vice President of Business Development
A.E. Harrison           40  Vice President of Research and Development
Sheldon Misher          59  Director
Robert Priddy           54  Director

     Each director on the Board of Directors serves for a one-year term and until his or her successor is duly qualified and elected. All executive officers of the Company are chosen by the Board of Directors and serve at the Board's discretion. A.E. Harrison is the brother of Paul W. Harrison.

Attendance at Meetings and Board Committees

     During the fiscal year ended June 30, 1999, the Board of Directors, then comprised of Paul W. Harrison, Richard Case and Sanford Schwartz, held a total of six meetings. All of such directors attended at least 75% of the meetings of the Board held during fiscal 1999. During fiscal 1999, the functions that would be served by an audit, nominating and compensation committee were reserved to the full Board of Directors. It is anticipated that new audit and compensation committees will be appointed following the Annual Meeting. Directors who are not otherwise compensated by the Company generally have been compensated through the issuance of stock options.

     In March 2000, Richard Case and Sanford Schwartz resigned from the Board of Directors. Such resignations were not the result of disagreements with the Company on matters relating to the Company's operations, policies or practices. On April 5, 2000, Sheldon Misher and Robert Priddy were appointed to fill the vacancies on the Board of Directors created by the resignation of Messrs. Case and Schwartz.

Nominees for Directors

     The following three persons will be placed in nomination for election to the Board of Directors. One director is to be elected by the holders of Common Stock and holders of certain Preferred Stock authorized to vote with the holders of Common Stock, voting as one class. One director is to be elected by the holders of the Series C Preferred, voting as one class, and the remaining director is to be elected by the holders of the Series D Preferred, voting as one class.

Nominee to be Voted on by the Holders of the Common Stock:

     Paul W. Harrison has served as Chairman of the Board of Directors since October 1997 and has acted as Chief Executive Officer since October 1998. He is also Chairman and CEO of HALIS, which is approximately 25% owned by the Company. Previously, Mr. Harrison was the CEO of Paul Harrison Enterprises, Inc. ("PHE"), an information technology management company, from February 1995 until it was merged into The Company in October 1998. Prior to PHE, Mr. Harrison was an executive with HBO & Company, which is now McKesson HBOC (NYSE: MCK), from June 1993 until December 1994 and was CEO of Biven from April 1991 to June 1993, at which time Biven was acquired by HBOC. Prior to HBOC, Mr. Harrison served as CEO of SOTRISS from 1981 to 1991. SOTRISS was an information technology company that was sold to a publicly-traded Fortune 500 company in 1989. Mr. Harrison's education includes a Bachelors Degree from Georgia State University. He is a Chartered Financial Consultant, a Chartered Life Underwriter and a Fellow of the Life Management Institute.

Nominee to be Voted on by the Holders of the Series C Preferred:

     Sheldon Misher has served on the Board of Directors since April 5, 2000. Mr. Misher has been associated with Commonwealth Associates, L.P. since May 1999. Prior to that time, he was a senior partner of the law firm of Bachner, Tally, Polevoy & Misher for more than 25 years. Mr. Misher is a director of Ridgewood Hotels, Inc., an Atlanta based publicly held hospitality management company.

Nominee to be Voted on by the Holders of the Series D Preferred:

     Robert Priddy has served on the Board of Directors since April 5, 2000. Mr. Priddy served as chairman and chief executive officer of ValuJet, Inc. from its inception in October 1995 until November 1997 and remains on the board of directors of Airtran Airlines, its successor entity. He was one of the founding partners of ValueJet Airlines, a wholly-owned subsidiary of ValuJet, Inc. and served as its chairman and chief executive officer from July 1992 until November 1996. From July 1991 until January 1993, Mr. Priddy served as president of Florida Gulf Airlines. From January 1988 until November 1991, he served as president and chief executive officer of Air Midwest, Inc. From 1978 to 1987, Mr. Priddy served as vice president and chief financial officer of Atlantic Southeast Airlines, an entity which he founded. Mr. Priddy serves on the boards of directors of a number of public and privately-held companies. Mr. Priddy is a stockholder and director of the placement agent involved in the Bridge Financing and the Unit Offering.

Other Directors, Executive Officers and Significant Employees

     David M. Engert has served as Chief Operating Officer on a limited basis since February 2000 and on a full time basis since April 24, 2000. From July 1993 until April 2000, Mr. Engert was Senior Vice President and General Manager
of the Managed Care Group at McKesson HBOC, Inc.   He founded that group in 1993
after holding the President and Chief Operating Officer position at Biven Software, Inc. Mr. Engert was also one of the first Directors of Sales at Sybase, Inc. where he was employed from 1988 to 1992. He began his career at companies such as Computer Corporation of America, Boeing Computer Services and
Xerox Computer Services.   Mr. Engert's education includes a B.S. in Industrial
Engineering from Louisiana State University.

     Marilyn May is Vice President of Business Development and has served in that capacity since January 2000. Ms. May joined the Company in September 1996 and previously served as Director of Marketing for the Company and HALIS. From 1990 until 1996, Ms. May was in marketing for Procter & Gamble. From 1984 until 1988, she worked in operations management for Pepsico. Ms. May's education includes an MBA from the University of Tennessee.

     A.E. Harrison is Vice President of Research and Development. He has been with the Company since April 1999. From 1995 to March 1999, Mr. Harrison served as Vice President of R&D for HALIS. From 1993 to 1995, Mr. Harrison was employed by McKesson HBOC in its software development department. Prior to his employment with McKesson HBOC, Mr. Harrison was in several information technology companies including SOTRISS, Marcon, a publicly-traded telecommunications company, and ITT, a diversified Fortune 500 communications company.

Certain Relationships and Certain Transactions

Background of HALIS and PHE Relationships

     Since August 1997, the Company has entered into a number of transactions with HALIS, and a number of its affiliates and stockholders. HALIS supplies information technology and services focused on the healthcare industry and has developed the HALIS Healthcare Enterprise System ("HES"), a single system which integrates all of the major functions needed by clinics, hospitals, healthcare practices, payors, long-term care facilities, laboratories, pharmacies and home healthcare facilities. The HES was developed by HALIS utilizing the MERAD technology, an advanced virtual software and information media utility developed by Paul W. Harrison and previously owned by PHE (which was controlled by Paul W. Harrison), prior to its acquisition by the Company on October 2, 1998. PHE was also a significant stockholder of HALIS.

     In October 1997, the Company entered into a software license and development agreement with MERAD Corporation ("MERAD"), a company owned by PHE. Pursuant to the agreement, the Company was to license certain computer architecture, concepts, algorithms and processes from MERAD which the Company originally planned to integrate into a line of noninvasive vascular diagnostic equipment. In addition, MERAD was to develop healthcare software for the Company. In exchange for these licenses and services, the Company agreed to pay MERAD a development fee of $15,000 per month during the period January 1998 through June 1998. In addition, The Company was to pay MERAD a fee based on a variable rate of gross software revenues.

     Although the Company and HALIS engaged in limited merger discussions during September 1997, at that time it was determined that it would be preferable for the two companies to adopt a shared business development strategy. To implement this strategy, the Company and HALIS entered into a business collaboration agreement whereby the Company and HALIS share sales prospects and the Company acts as a reseller of the HES software. Additionally, the Company obtained a non-exclusive license from PHE to the MERAD technology, and retained PHE to develop proprietary software technology which originally was contemplated to be used to expand the Company's product offerings to include products and services specifically focused on monitoring, capturing and managing medical information at the point of care.

     During the first quarter of fiscal year 1998 and prior to its acquisition by the Company, PHE was granted an option to acquire 320,000 additional shares of the Company's Common Stock in exchange for 400,000 additional shares of HALIS common stock. The exchange ratio was based upon the market value for each company's common stock at the time that the transaction was negotiated. Additionally, the agreements provided that HALIS was to acquire 83,333 shares of the Company's Common Stock for a purchase price of $125,000. During February 1998, the option was exercised by PHE and its assigns and PHE exchanged an additional 1,262,000 shares of HALIS common stock for 378,000 shares of the Company's Common Stock. The exchange ratio for the shares exchanged in February was based on the market value for each company's common stock at the time that the exchange was negotiated. As a result of these transactions, at September 30, 1998 PHE held 888,400 shares of the Company's Common Stock. As a result of the acquisition of PHE by the Company on October 2, 1998, these shares became treasury shares and are deemed cancelled and not outstanding. None of the references to the shares of Common Stock held or acquired by PHE above reflect the December Reverse Split.

     During October 1998, the Company agreed to acquire PHE and caused its newly created wholly-owned subsidiary MERAD Software, Inc., a Nevada corporation, to merge with PHE. In the merger, the stockholders of PHE received 66,886 shares of the Company's Series P Preferred Stock (which reflects the December Reverse Split). Subject to prior approval by the Company's stockholders (see Proposal 4), the Series P Preferred will be convertible into 668,860 shares of the Company's Common Stock. Paul W. Harrison, Chairman, President and Chief Executive Officer of the Company, received 25,080 shares of the Series P Preferred in his capacity as a stockholder of PHE. Certain PHE stockholders also received options for approximately 125,000 shares of the Company's Common Stock in exchange for previously outstanding options of PHE. Of the outstanding options issued in the PHE acquisition, 116,667 were issued to Paul W. Harrison.

     At the time of the merger, PHE held 6,177,010 shares of common stock in HALIS and owned the MERAD technology. As a result of the merger, the Company increased its ownership interest in HALIS to 8,939,010 shares of HALIS' common stock, representing approximately 19% of its outstanding shares. In January 1999, the Company converted outstanding debt owed by HALIS to the Company into 1,824,645 additional shares of common stock of HALIS, bringing the number of HALIS shares held by the Company to 10,763,655, representing approximately 21% of HALIS' outstanding shares. The Company is now the single largest stockholder of HALIS and, due to the size of its holdings, now accounts for its investment under the equity method of accounting (i.e., it recognizes its proportionate amount of HALIS' income or loss each month)

     Further, as a result of the merger of PHE into MERAD Software, Inc., the MERAD technology is now owned by the Company. HALIS is obligated to pay the Company 10% of the gross revenues generated by HALIS from products and services utilizing the MERAD technology. During fiscal 1999, the Company earned $66,087 in royalties from HALIS, none of which had been paid to the Company as of year-end. Additionally, the Company and HALIS currently share office space and have a cost sharing arrangement relating to key personnel under an arrangement that requires the Company to pay HALIS a calculated amount each month based upon a reasonable cost basis of services provided.

     In addition to the issuance of the Series P Preferred, the PHE stockholders are entitled be paid royalties based on revenues derived by the Company from the sale of software developed utilizing the MERAD technology. In connection with the Company's merger with PHE, each PHE stockholder entered into an Additional Consideration Agreement with the Company which provided that such PHE stockholder would receive a pro-rata share of the total additional consideration to be paid to all PHE stockholders (based on the stockholder's pro-rata ownership of PHE at the time of the merger). The additional consideration to be paid was to be paid in equal amounts of cash and Common Stock based on sales of MERAD-related products equal to 5% of the first $1,000,000 of gross revenues related to sales of the MERAD technology and 10% of revenues thereafter in any fiscal year. The additional consideration was payable for a period of ten years (on a quarterly basis) or until the Company had paid in the aggregate $7,000,000 in additional consideration. During fiscal 1999, the PHE stockholders, as a group, earned $94,437 as additional consideration, 50% of which will be paid in cash and the balance to be paid in Common Stock of the Company. None of this amount had been paid as of year-end. Subsequent to year-end and prior to March 31, 2000 the Company paid $53,283 in stock and $55,334 in cash. During the first three quarters of fiscal 2000, the PHE stockholders have earned $20,285 as additional consideration. $6,107 is owed and unpaid as of March 31, 2000.

     In connection with the Unit Offering, Paul W. Harrison, the Company's Chairman, Chief Executive Officer and President, and David M. Engert, the Company's Chief Operating Officer (who were both former PHE stockholders), have agreed to waive any and all future payments of additional consideration. The remaining PHE stockholders have been asked to agree to the following amendments to their respective Additional Consideration Agreements: First, the additional consideration is to be calculated based on a fixed percentage (3%) of gross revenues each fiscal year from sales of the MERAD technology. In addition, the Company has the option to pay the additional consideration in cash, or in a combination comprised of one-half cash and one-half shares of Common Stock. Although the maximum aggregate payment to be made under the Additional Consideration Agreements is still $7,000,000, the payout period has been extended from ten years to fifteen years.

     Effective October 10, 1997, PHE and Paul W. Harrison entered into a consulting agreement with the Company which expired on December 31, 1998. The agreement provided for, among other things, the payment to PHE commencing on January 1, 1998 of $15,000 per month through June 30, 1998, the granting of a five-year non-statutory stock option to Mr. Harrison representing the right to acquire up to 30,000 shares (which reflects the December Reverse Split) of the Company's Common Stock at $2.65625 per share, the then fair market value for the Company's Common Stock, and to loan to Mr. Harrison up to $200,000 payable in four equal annual installments with interest to accrue at 7% per annum to cover tax liabilities arising from the stock swaps with

PHE. As of the date hereof, $0 had been borrowed pursuant to the loan commitment. In May 1998, the exercise price for the stock options were repriced to $0.66 per share (which has been adjusted to $3.30 to reflect the December Reverse Split). None of the options have been exercised. In February 1999, the consulting agreement was modified to remove PHE as a party and to provide for the payment of $12,500 to Paul W. Harrison on a monthly basis to manage the Company, effective as of January 1, 1999. As of June 30, 1999, $12,500 was paid under the revised consulting agreement to Mr. Harrison.

     On January 22, 1998, Paul W. Harrison loaned the Company $17,000 for a period of 90 days. The loan was to bear interest at 7% per annum. As additional compensation for making the loan, Mr. Harrison was granted a warrant to acquire 3,333 shares (which reflects the December Reverse Split) of the Company's Common Stock at $l.7l875 per share, the fair market value for the Company's Common Stock on January 22, 1998 (which has been adjusted to $8.950 to reflect the December Reverse Split).

     Paul W. Harrison, Chairman of the Board, Chief Executive Officer and President of the Company, is also the Chairman, President and Chief Executive Officer of HALIS.

The Halis Merger

     On March 8, 2000, the Company entered into a letter of intent with HALIS regarding a proposed merger of HALIS with or into the Company or a subsidiary of the Company (the "Merger").

     The Merger will provide for the issuance of shares of the Company's Common Stock to HALIS stockholders in exchange for all outstanding stock of HALIS. The letter of intent provides that outstanding HALIS common stock will be converted into shares of the Company's Common Stock. In addition, the Company intends to offer holders of HALIS' outstanding options the opportunity to receive cash or to convert their HALIS options into options to purchase an equivalent amount of the Company's Common Stock. Completion of the Merger is conditioned upon certain events such as execution of a definitive merger agreement, approval by both companies' stockholders and directors, obtaining any required governmental and regulatory approvals and the absence of any material adverse changes in HALIS' business or operations. If the parties fail to enter into a definitive merger agreement or the parties' respective stockholders do not approve the merger agreement, the Company will not obtain ownership of the HES System and the parties will continue operating under the current business collaboration agreement.

     As of October 31, 1999, HALIS currently had 57,317,222 shares of common stock outstanding. Of that amount, the Company owns 10,763,655 shares and Paul
W. Harrison owns 3,678,349 shares. Accordingly, Paul Harrison and the Company together own approximately 25% of HALIS' outstanding common stock. The letter of intent contains a financing option under which the Company will have the right to purchase 5,000,000 additional shares of HALIS' common stock for an investment of $1,000,000 at any time prior to the Merger. On April 29, 2000, the Company exercised the $1,000,000 financing option. The letter of intent also provides that, once the Company completes such $1,000,000 financing, it will have the right to purchase 25,000,000 additional shares of HALIS' common stock for an additional investment of $5,000,000. Assuming the Company exercises all of the financing options under the letter of intent, Paul Harrison (who has indicated his intent to vote in favor of the Merger) and the Company would own in the aggregate approximately 50% of HALIS' common stock.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of the Company's Common Stock by each person who beneficially owns more than 5% of the Common Stock, by each of its executive officers named in the management section, by each of its directors, and by all executive officers and directors as a group. The table shows the number of shares and the percentage of the Company's outstanding Common Stock owned as of May 1, 2000. Unless otherwise indicated, the Company believes all persons in the table have sole voting and investment power for all shares beneficially owned by them.

                                          Number of Shares of        Percentage of
                                             Common Stock         Outstanding Shares
       Name of Beneficial Owner           Beneficially Owned      Beneficially Owned
--------------------------------------  -----------------------  ---------------------
Paul W. Harrison/1/                             557,837                  21.7%
Sheldon Misher/2/                                38,500                   1.8%
Robert Priddy/3/                                357,143                  14.3%
All Directors & Executive Officers as
 a Group(6 persons)/4/                        1,203,370                  37.8%

Beneficial ownership is based on information provided to us, and the beneficial owner has no obligation to inform us of or otherwise report any changes in beneficial ownership. Except as indicated, and subject to community property laws when applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Mr. Harrison's address is 3525 Piedmont Road, Building Seven, Suite 300, Atlanta, Georgia 30305. Mr. Misher's address is 830 Third Avenue, New York, New York 10022. Mr. Priddy's address is 3435 Kingsboro Road, Suite 1601, Atlanta, Georgia 30326.

The percentages shown are calculated based upon 2,147,218 shares of Common Stock outstanding on May 1, 2000. In calculating the percentage of ownership, all shares of Common Stock that the identified person or group had the right to acquire within 60 days of May 1, 2000 upon the exercise of options and warrant are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.

-----------------------------------
/1/ Includes 16,667 shares owned by HALIS, of which Mr. Harrison is the Chairman of the Board of Directors, President, and Chief Executive Officer and a major shareholder and 419,639 shares subject to warrants and options exercisable within 60 days. Does not include 25,080 shares of Series P Preferred Stock which will be convertible into 250,800 shares of Common Stock only after stockholder approval is obtained.

/2/ Includes 38,500 shares issuable upon conversion of Series C Preferred and warrants exercisable within 60 days.

/3/ Includes 357,143 shares issuable upon conversion of Series D Preferred and warrants exercisable within 60 days. Does not include shares beneficially owned by Commonwealth Associates Management Company, Inc. ("CAMC") and ComVest Capital Management LLC ("ComVest"). As a director and principal stockholder of CAMC and a Manager of ComVest, Mr. Priddy may be deemed to share voting and dispositive power with respect to such shares.

/4/ Includes 1,038,614 shares subject to Series C Preferred, Series D Preferred, warrants and options exercisable within 60 days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and 10% stockholders to file reports regarding initial ownership and changes in ownership with the Securities and Exchange Commission and The Nasdaq Stock Market, Inc. Executive officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company's information regarding compliance with Section 16(a) is based solely on a review of the copies of such reports furnished to the Company by the Company's executive officers, directors and 10% stockholders. The Company is not aware of any noncompliance with the requirements of Section 16(a) to file reports during the Company's last fiscal year.

         COMPENSATION OF EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS

Compensation of Executive Officers

     The following table sets forth, on an accrual basis, the aggregate cash compensation paid by the Company and its subsidiaries during the three fiscal years ended June 30, 1999, 1998 and 1997, respectively, to the Company's Chief Executive Officer. No officer or director of the Company received compensation of $100,000 or more in fiscal 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                  Shares of Common
                                       Fiscal                                     Stock Underlying
Name and Principal Position             Year        Salary($)       Bonus($)      Options Granted
---------------------------         ----------  ---------------  ------------   -----------------
Paul W. Harrison (a)                   1999        $12,500(b)         ---                ---
  President, Chief Executive           1998           ---             ---              53,333
  Officer and Director                 1997           ---             ---                ---

(a)  Mr. Harrison became President and CEO of the Company effective June 1,
     1998.

(b) Mr. Harrison entered into a consulting agreement in February 1999 whereby he was to receive a monthly fee of $12,500 effective as of January 1, 1999. As of June 30, 1999 Mr. Harrison received only $12,500 of this amount.


STOCK BASED COMPENSATION

     The Company has a 1989 Incentive Stock Option Plan and 1993 and 1995 Stock Option Plans (the "Plans") for its key employees directors and consultants to purchase shares of the Company's Common Stock. The Plans provide that the purchase price of the shares covered by incentive stock options may not be less than the fair market value of the shares on the date the option was granted. Non-statutory stock options granted can be granted at exercise prices of 85% or more of the fair market value of the Company's Common Stock on the date of grant. To date, all options granted under the Plans have been at exercise prices equal to the fair market value of the Common Stock on the date the Company agreed to grant the options.

     As part of the acquisition of PHE by the Company on October 2, 1998, the Company agreed to assume 600,000 options for PHE outstanding at the time of the merger, and converted such options into 125,000 (which reflects the December Reverse Split) non-statutory stock options of the Company. Paul W. Harrison holds 116,667 of these options which have an exercise price of $4.80 per share, as adjusted to reflect the December Reverse Split, exercisable on or before December 31, 2003.

     The Company has, from time to time, also provided non-statutory stock options outside of the Plans to directors, officers and consultants and has awarded stock grants to officers, directors, employees and consultants in consideration for services. These non-statutory options generally have had a term of three to seven years and have had exercise prices equal to the fair market value of the Company's Common Stock on the date the options were granted. As of May 1, 2000, the Company had an aggregate of 824,143 shares reserved for issuance pursuant to outstanding stock options under the Plans and other stock option grants, and an additional 260,304 shares reserved for outstanding warrants.

     The following table shows option grants during fiscal 1999 to the named executive officers of the Company. Reference is also made to the information included above under "Compensation."

                       OPTION GRANTS IN LAST FISCAL YEAR

                                Options Granted in       Percent of Total
        Name                       Fiscal 1999            Options Granted      Exercise Price
        ----                   --------------------     ------------------    ----------------
Paul W. Harrison (a)                116,667                   93.3%                  $4.80

(a) These shares (which reflect the December Reverse Split) were issued pursuant to the acquisition of Paul Harrison Enterprises, Inc. in replacement of options then outstanding to Mr. Harrison by PHE.

     The following table shows the number of options exercised during fiscal 1999 and the 1999 fiscal year-end value of the options held at the end of the fiscal year by the named executive officer.

                   OPTION EXERCISES AND YEAR-END VALUE TABLE

                                                                                Number of Unexercised Options at
                                    Shares Acquired on Exercise of                          June 30, 1999
          Name                                 Options                            Exercisable/Unexercisable (a)
        -------                     ------------------------------              ---------------------------------
Paul W. Harrison (b)                           None                                      160,000 / 6,667 shs.

(a) The market price of the Company's Common Stock on June 30, 1999 was $1.00 per share. Numbers reflect the December Reverse Split.

(b) Mr. Harrison also holds 14,545 warrants exercisable at a price of $2.235 per share and 15,094 warrants exercisable at a price of $4.306 per share. All of these warrants are immediately exercisable.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Tauber & Balser, P.C. ("Tauber & Balser") to audit the financial statements of the Company for the fiscal year ending June 30, 2000. As indicated below, Tauber & Balser has audited the
Company's financial statements since 1999.    A representative of Tauber &
Balser, P.C. will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of his firm, if he so desires.

Information on Prior Auditors

     On June 4, 1999, the Company dismissed its independent auditors, Silverman Olson Thorvilson & Kaufman LTD ("Silverman Olson"), and on the same date authorized the engagement of Tauber & Balser as its independent auditors for the fiscal year ended June 30, 1999. The Company formally engaged Tauber & Balser on June 4, 1999. The Board of Directors of the Company approved each of these actions. Because the Company recently relocated its corporate headquarters to Atlanta, Georgia, the Board of Directors concluded that it would be more economical to use a regional firm based in Atlanta, such as Tauber & Balser, to perform its audit for the current fiscal year. Tauber & Balser also acts as independent auditors for HALIS, Inc., an affiliate of the Company, and in which the Company owns in excess of 20 percent of its outstanding common stock.

     Silverman Olson audited the financial statements for the Company for the fiscal year ended June 30, 1998. The report of Silverman Olson on the financial statements of the Company for the fiscal years ended June 30, 1998 contained an additional paragraph which modified each of the reports to emphasize that Silverman Olson believed there was substantial doubt about the Company's ability to continue as a going concern. Except as set forth in the preceding sentence, the reports on those audits did not contain any adverse opinions or a disclaimer of opinions, nor was it qualified as to uncertainty, audit scope, and accounting principles.

     In connection with the audit of the fiscal year ended June 30, 1998 and through the period ended June 4, 1999 there were no disagreements with Silverman Olson on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope. Additionally, Silverman Olson did not advise the Company that (i) the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) there existed a need to expand significantly the scope of its audit, or that information had come to the attention of Silverman Olson during the fiscal periods, which, if further investigated, may (a) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (b) cause Silverman Olson to be unwilling to rely on management's representations or be associated with the Company's financial statements, and due to the dismissal of Silverman Olsen, did not so expand the scope of its audit or conduct such further investigation; or (iv) information had come to the attention of Silverman Olson that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the satisfaction of Silverman Olson would prevent it from rendering an unqualified audit report on those financial statements), and due to the dismissal of Silverman Olson, the issue has not been resolved to the satisfaction of Silverman Olson prior to its dismissal.

     Further, during the fiscal year ended June 30, 1999, neither the Company nor any of its representatives sought the advice of Tauber & Balser, P.C. regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on the Company's financial statements, which advice was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting that will come before the meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.


                          FUTURE STOCKHOLDER PROPOSALS

     The Company provides all stockholders with the opportunity, under certain circumstances, to participate in the governance of the Company by submitting proposals that they believe merit consideration at the next Annual Meeting of Stockholders, which currently is expected to be held in May 2001. To enable management to analyze and respond adequately to proposals and to prepare appropriate proposals for presentation in the Company's Proxy Statement for the next Annual Meeting of Stockholders, any such proposal should be submitted to the Company no later than January 24, 2001, to the attention of its Secretary, at its principal office appearing on the front page of this Proxy Statement. Stockholders may also submit the names of individuals who they wish to be considered by the Board of Directors as nominees for directors. Any proposal submitted by a stockholder outside the processes of Rule 14a-8 under the Exchange Act for presentation at the Company's next annual meeting will be considered untimely for purposes of Rules 14a-4 and 14a-5 if received by the Company after April 7, 2001.

     Please return your proxy as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly to ensure that you will be represented at this important meeting.


                             AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Exchange Act and, in accordance therewith, is required to file reports, proxy statements and other information with the Commission. Stockholders may inspect and copy such reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional offices at Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661 and 7 World Trade Center, Suite 1300, New York, New York 10048. Stockholders may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a World Wide Web site on the internet at http://www.sec.gov
                                                              ------------------
that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system. The common stock of the Company is traded on the Nasdaq Smallcap Market (Symbol: HEAL), and such reports, proxy statements and other information concerning the Company also can be inspected at the offices of Nasdaq Operations, 1735 K Street, N.W., Washington, D.C. 20006.

                                        By Order of the Board of Directors

                                        HEALTHWATCH, INC.



                                        Paul W. Harrison
                                        Chief Executive Officer

May [    ], 2000

                                   APPENDIX A
                                   ----------

                    HEALTHWATCH, INC. 2000 STOCK OPTION PLAN
                    ----------------------------------------


                                  Article I.
                           Establishment and Purpose

        1.1  Establishment.  HealthWatch, Inc., a Minnesota Corporation (the
             -------------
"Company"), hereby establishes a stock option plan for employees and others providing services to the Company and its Subsidiary Corporations, as described herein, which shall be known as the "2000 STOCK OPTION PLAN" (the "Plan"). It is intended that certain of the options issued pursuant to the Plan to employees may, subject to the Plan being approved by the stockholders of the Company by May 8, 2001, constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code and that other options issued pursuant to the Plan shall constitute nonstatutory options. The Board shall determine which options are to be incentive stock options and which are to be nonstatutory options and shall enter into option agreements with recipients accordingly.

        1.2  Purpose.  The purpose of this Plan is to enhance stockholder
             -------
investment by attracting, retaining and motivating key employees and consultants of the Company and its Subsidiary Corporations, and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.

                                  Article II.
                                  Definitions

        2.1  Definitions.  Whenever used herein, the following terms shall have
             -----------
the respective meanings set forth below, unless the context clearly requires otherwise, and when said meaning is intended, the term shall be capitalized.

             (a)  "Board" means the Board of Directors of the Company.

             (b) "Cause" means (i) an act or acts of personal dishonesty taken by Employee or Consultant and intended to result in substantial personal enrichment to Employee or Consultant at the expense of the Company; (ii) repeated violations by Employee or Consultant of his obligations which are demonstrably willful and deliberate on Employee's or Consultant's part and which are not remedied within a reasonable period after Employee's or Consultant's receipt of written notice of such violations from the Company; (iii) the conviction of Employee or Consultant of a felony that is materially and demonstrably injurious to the Company; (iv) sexual harassment by Employee or Consultant of any other Employee or Consultant of the Company; or (v) illegal use of drugs. No act, or failure to act, on Employee's or Consultant's part shall be considered "dishonest," "willful," or "deliberate," unless done, or admitted to be done, by Employee or Consultant in bad faith and without reasonable belief that Employee's or Consultant's action or omission was in the best interest of the Company.

             (c)  "Code" means the Internal Revenue Code of 1986, as amended.

             (d) "Committee" shall mean the Committee provided for by Article IV hereof, which may be created at the discretion of the Board.

             (e)  "Company" means HealthWatch, Inc., a Minnesota Corporation.

             (f) "Consultant" means any person or entity, including an officer or director of the Company or a Subsidiary Corporation, who provides services (other than as an Employee) to the Company or a Subsidiary Corporation, and shall include a Non-Employee Director, as defined below.

             (g) "Date of Exercise" means the date the Company receives notice, by an Optionee, of the exercise of an Option pursuant to Section 8.1 of this Plan. Such notice shall indicate the number of shares of Stock the Optionee intends to exercise.

             (h) "Employee" means any person, including an officer or director of the Company or a Subsidiary Corporation, who is employed by the Company or a Subsidiary Corporation.

             (i) "Exchange Act" means the Securities Exchange Act of 1934. Any reference herein to a specific section of the Exchange Act shall be deemed to include a reference to any corresponding provision of future law.

             (j) "Fair Market Value" on any date means (i) the closing sales price of the Stock, regular way, on such date on the national securities exchange having the greatest volume of trading in the Stock on the date such value is to be determined or, if such exchange was not open for trading on such date, the next preceding day on which it was open; (ii) if the Stock is not traded on any national securities exchange, the average of the closing high bid and low asked prices of the Stock on the over-the-counter market on the day such value is to be determined, or in the absence of closing bids on such date, the closing bids on the next preceding day on which there were bids; or (iii) if the Stock is not traded on an exchange or in the over-the-counter market, the fair market value as determined by the Board in good faith.

             (k) "Incentive Stock Option" means an Option granted under this Plan which is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

             (l) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Exchange Act.

             (m) "Nonstatutory Option" means an Option granted under this Plan which is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Nonstatutory Options may be granted at such times and subject to such restrictions as the

Board shall determine without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

             (n) "Option" means the right, granted under this Plan, to purchase Stock of the Company at the option price for a specified period of time. For purposes of this Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

             (o) "Optionee" means an Employee or Consultant holding an Option under the Plan.

             (p) "Parent Corporation" shall have the meaning set forth in
Section 424 (e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

             (q) "Section 16 Insider" means any person who is subject to the provisions of Section 16 of the Exchange Act, as provided in Rule 16a-2 promulgated pursuant to the Exchange Act.

             (r)  "Subsidiary Corporation" shall have the meaning set forth in
Section 424

             (f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

             (s) "Significant Shareholder" means an individual who, within the meaning of Section 422(b)(6) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Shareholder, an individual shall be treated as owning stock owned by certain relatives of the individual and certain stock owned by corporations in which the individual is a stockholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

             (t)  "Stock" means the $.05 par value common stock of the Company.

             2.2 Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in this Plan also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

                                 Article III.
                         Eligibility and Participation

             3.1 Eligibility and Participation. All Employees are eligible to
                 -----------------------------
participate in this Plan and receive Incentive Stock Options and/or Nonstatutory Options hereunder. All Consultants are eligible to participate in this Plan and receive Nonstatutory Options hereunder. Optionees in the Plan shall be selected by the Board from among those Employees and Consultants who, in the opinion of the Board, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success.


                                  Article IV.
                                 Administration

             4.1 Administration. The Board shall be responsible for
                 --------------
administering the Plan.

             The Board is authorized to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to the Plan; to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company; and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the express provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Board, pursuant to the provisions of this Plan, shall be final and binding and conclusive for all purposes and upon all persons.

             At the discretion of the Board, this Plan may be administered by a Committee which shall be a committee of at least two directors appointed from time to time by the Board; provided, however, that with respect to any Options granted to an individual who is also a Section 16 Insider, the Committee shall consist of either the entire Board or a committee solely made up of at least two directors (who need not be members of the Committee with respect to Options granted to any other individuals) who are Non-Employee Directors, and all authority and discretion shall be exercised by such Non-Employee Directors, and all references herein to the "Committee" means such Non-Employee Directors insofar as any actions or determinations of the Committee shall relate to or affect Options made to or held by any Section 16 Insider. In selecting the Committee, the Board shall also consider the benefits under Section 162(m) of the Code of having a Committee composed of "outside directors" (as that term is defined in the Code) for certain grants of Options to highly compensated executives. Such Committee shall have full power and authority, subject to the limitations of the Plan and any limitations imposed by the Board, to construe, interpret and administer this Plan and to make determinations which shall be final, conclusive and binding upon all persons, including, without limitation, the Company, the stockholders, the directors and any persons having any interests in any Options which may be granted under this Plan, and, by resolution or resolutions providing for the creation and issuance of any such Option, to fix the terms upon which, the time or times at or within which, and the price or prices at which any such shares may be purchased from the Company upon the exercise of such Option, which terms, time or times and price or prices shall, in every case, be set forth or incorporated by reference in the instrument or instruments evidencing such Option, and shall be consistent with the provisions of this Plan.

             The Board may from time to time remove members from, or add members to, the Committee. The Board may terminate the Committee at any time. Vacancies on the Committee, howsoever caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as the Chairman may determine. A majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. A quorum shall consist of two-thirds (2/3) of the members of the Committee.

             Where the Committee has been created by the Board, references herein to actions to be taken by the Board shall be deemed to refer to the Committee as well, except where limited by this Plan or by the Board.

             The Board shall have all of the enumerated powers of the Committee, but shall not be limited to such powers. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                  Article V.
                           Stock Subject to the Plan

             5.1 Number. The total number of shares of Stock hereby made
                 ------
available and reserved for issuance under the Plan shall be 2,000,000 shares. The number of shares of Stock available for issuance hereunder shall automatically be subject to increase (but not decrease) on January 1 of each year beginning January 1, 2001, to an amount equal to:

             (i) twenty percent of the total number of fully-diluted shares of Stock of the Company (assuming the conversion of all outstanding preferred stock, and the exercise of all vested and unvested options, warrants and other convertible securities, whether or not such options, warrants or other convertible securities are then subject to being exercised) as of December 31 of the immediately preceding year (subject to adjustment under Section 5.3);

                 less

             (ii) as of December 31 of the immediately preceding year, the sum of (x) with respect to the 1989 Stock Option Plan, the 1993 Stock Option Plan and 1995 Stock Option Plan, (A) the number of shares as to which options were outstanding on such date under such plans, (B) the number of shares previously issued upon the exercise of options granted under such plans, and (C) the number of shares as to which options remain available to be granted on such date under such plans, plus (y) with respect to the 1995 Stock Grant and Salary Deferral Plan, the number of shares of restricted or unrestricted stock that have been granted as of such date under such plan, plus the number of shares of such stock that remain available to be granted on such date under such plan;

provided, however, that no adjustment shall be made if it would result in a reduction in the number of shares of Stock that were available for issuance under this Plan immediately prior to such adjustment. Any or all shares of Stock subject to the Plan may be issued in any combination of Incentive Stock Options or Nonstatutory Options, and the amount of Stock subject to the Plan may be increased from time to time in accordance with Article XII hereof. Notwithstanding the above, the total number of shares of Stock issuable pursuant to Incentive Stock Options may not be increased to more than 2,000,000 (other than pursuant to anti-dilution adjustments provided in

Section 5.3) without stockholder approval. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment as provided in
Section 5.3. The total number of shares of Stock may be authorized but unissued shares of Stock, or shares acquired by purchase as directed by the Board from time to time in its discretion, to be used for issuance upon exercise of Options granted hereunder.

          If Options are issued in respect of options to acquire stock of any entity acquired, by merger or otherwise, by the Company (or any subsidiary of the Company), to the extent that such issuance shall not be inconsistent with the terms, limitations and conditions of Section 422 of the Code or Rule 16b-3 under the Exchange Act, the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be increased by the number of shares subject to the Options so issued; provided, however, that the aggregate number of shares of Stock for which Options may be granted hereunder shall automatically be decreased by the number of shares covered by any unexercised portion of an Option so issued that has terminated for any reason, and the shares subject to any such unexercised portion may not be optioned to any other person.

             5.2 Unused Stock. If an Option shall expire or terminate for any
                 ------------
reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for other Options under the Plan.

             5.3 Adjustment in Capitalization. In the event of any change in the
                 ----------------------------
outstanding shares of Stock by reason of a stock dividend or split, recapitalization, reclassification, or other similar corporate change, the aggregate number of shares of Stock set forth in Section 5.1 shall be appropriately adjusted by the Board, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In any such case, the number and kind of shares that are subject to any Option (including any Option outstanding after termination of employment) and the option price per share shall be proportionately and appropriately adjusted without any change in the aggregate option price to be paid therefor upon exercise of the Option.

                                  Article VI.
                              Duration of the Plan


             6.1 Duration of the Plan. The Plan shall be in effect for ten years
                 --------------------
from the date of its adoption by the Board. Any Options outstanding at the end of said period shall remain in effect in accordance with their terms. The Plan shall terminate before the end of said period, if all Stock subject to it has been purchased pursuant to the exercise of Options granted under the Plan.

                                 Article VII.
                             Terms of Stock Options

          7.1  Grant of Options.  Subject to Section 5.1, Options may be granted
               ----------------
to Employees or Consultants at any time and from time to time as determined by the Board; provided, however, that Consultants may receive only Nonstatutory Options, and may not receive Incentive Stock Options. The Board shall have complete discretion in determining the number of Options granted to each Optionee. In making such determinations, the Board may take into account the nature of services rendered by such Employees or Consultants, their present and potential contributions to the Company and its Subsidiary Corporations, and such other factors as the Board in its discretion shall deem relevant. The Board also shall determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

             The Board is expressly given the authority to issue amended or replacement Options with respect to shares of Stock subject to an Option previously granted hereunder. An amended Option amends the terms of an Option previously granted and thereby supersedes the previous Option. A replacement Option is similar to a new Option granted hereunder except that it provides that it shall be forfeited to the extent that a previously granted Option is exercised, or except that its issuance is conditioned upon the termination of a previously granted Option.

            7.2  $100,000 and Section 162(m) Limitations.  Except as provided
                 ---------------------------------------
below, the Board shall not grant an Incentive Stock Option to, or modify the exercise provisions of outstanding Incentive Stock Options held by, any person who, at the time the Incentive Stock Option is granted (or modified), would thereby receive or hold any Incentive Stock Options of the Company (and any Parent Corporation or Subsidiary Corporations of the Company), such that the aggregate Fair Market Value (determined as of the respective dates of grant or modification of each option) of the Stock with respect to which such Incentive Stock Options are exercisable for the first time during any calendar year is in excess of $100,000 (or such other limit as may be prescribed by the Code from time to time); provided that the foregoing restriction on modification of outstanding Incentive Stock Options shall not preclude the Board from modifying an outstanding Incentive Stock Option if, as a result of such modification and with the consent of the Optionee, such Option no longer constitutes an Incentive Stock Option; and provided that, if the $100,000 limitation (or such other limitation prescribed by the Code) described in this Section 7.2 is exceeded, the Incentive Stock Option, the granting or modification of which resulted in the exceeding of such limit, shall be treated as an Incentive Stock Option up to the limitation and the excess shall be treated as a NonStatutory Option. No individual may be granted, in any twelve-month period, Options under the Plan which are exercisable with respect to more than 1,000,000 shares of Stock.

          7.3  No Tandem Options.  Where an Option granted under this Plan is
               -----------------
intended to be an Incentive Stock Option, the Option shall not contain terms pursuant to which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, such that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

          7.4  Option Agreement; Terms and Conditions to Apply Unless Otherwise
               ----------------------------------------------------------------
Specified.  As determined by the Board on the date of grant, each Option shall
---------
be evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions required by Section 10.2 hereof and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Option price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or exercisability restrictions which the Board may impose; in the case of an Incentive Stock Option, a provision implementing the $100,000 Limitation; and any other terms or conditions which the Board may impose. All such terms and conditions shall be determined by the Board at the time of grant of the Option.

             If not otherwise specified by the Board, the following terms and conditions shall apply to Options granted under the Plan:

             (a) Term. The duration of the Option shall be ten (10) years from the date of grant.

             (b) Exercise of Option. Unless an Option is terminated as provided. hereunder, an Optionee may exercise his Option for up to, but not in excess of, the amounts of shares subject to the Option specified below, based on the Optionee's number of years of continuous service with the Company or a Subsidiary Corporation of the Company from the date on which the Option is granted. In the case of an Optionee who is an Employee, continuous service shall mean continuous employment; in the case of an Optionee who is a Consultant, continuous service shall mean the continuous provision of consulting services. In applying said limitations, the amount of shares, if any, previously purchased by the Optionee under the Option shall be counted in determining the amount of shares the Optionee can purchase at any time. The Optionee may exercise his Option in the following amounts:

             (i) After one year of such continuous services for up to but not in excess of thirty-three and one-third percent (33 1/3%) of the shares originally subject to the Option;

             (ii) After two years of such continuous services, for up to but not in excess of sixty-six and two-thirds percent (66 2/3%) of the shares originally subject to the Option; and

             (iii) At the expiration of the third year of such continuous services the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the expiration of ten (10) years from the date on which it was granted.

             The Board shall be free to specify terms and conditions other than those set forth above, in its discretion.

             All Option Agreements shall incorporate the provisions of this Plan by reference, with certain provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

             7.5  Option Price.  No Incentive Stock Option granted pursuant to
                  ------------
this Plan shall have an option price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Shareholders shall have an Option price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Option price for Nonstatutory Options shall be established by the Board and shall not be less than eighty-five percent (85%) of the Fair Market Value of Stock on the date this Option is granted.

             7.6  Term of Options.  Each Option shall expire at such time as the
                  ---------------
Board shall determine when it is granted, provided however that no Option shall be exercisable later than the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Shareholder shall not be exercisable after five years from the date of grant.

             7.7  Exercise of Options.  Options granted under the Plan shall be
                  -------------------
exercisable at such times and be subject to such restrictions and conditions as the Board shall in each instance approve, which need not be the same for all Optionees.

             7.8  Payment.  Payment for all shares of Stock shall be made at the
                  -------
time that an Option, or any part thereof, is exercised, and no shares shall be issued until full payment therefor has been made. Payment shall be made (i) in cash, or (ii) if acceptable to the Board, in Stock or in some other form; provided, however, in the case of an Incentive Stock Option, that said other form of payment does not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code. Payment may also be made, in the discretion of the Board, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

                                 Article VIII.
                        Stock and Stockholder Privileges

             8.1 Issuance of Stock Certificates. As soon as practicable after
                 ------------------------------
the receipt of written notice and payment, the Company shall deliver to the Optionee or to a nominee of the Optionee a certificate or certificates for the requisite number of shares of Stock.

             8.2  Privileges of a Stockholder.  An Optionee or any other
                  ---------------------------
person entitled to exercise an Option under this Plan shall not have stockholder privileges with respect to any Stock covered by the Option until the date of issuance of a stock certificate for such Stock.

                                  Article IX.
                     Termination of Employment or Services

             9.1  Death.  Unless provided otherwise for a Nonstatutory Option,
                  -----
if an Optionee's employment in the case of an Employee, or provision of services as a Consultant, in the case of a Consultant, terminates by reason of death, the Option may thereafter be exercised at any time prior to the expiration date of the Option or within 12 months after the date of such death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will or, if the Optionee shall fail to make a testamentary disposition of an Option or shall die intestate, the Optionee's legal representative or representatives. The Option shall be exercisable only to the extent that such Option was exercisable as of the date of death.

             9.2  Termination Other Than For Cause Or Due to Death.  Unless
                  ------------------------------------------------
provided otherwise for a Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, other than by reason of death, the Optionee may exercise such portion of his Option as was exercisable by him at the date of such termination (the "Termination Date") at any time within three (3) months of the Termination Date; provided, however, that where the Optionee is an Employee or Consultant, and is terminated due to disability within the meaning of Code (S)422, he may exercise such portion of his Option as was exercisable by him on his Termination Date within one year of his Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options not exercised within the applicable period specified above shall terminate.

             In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from such a corporation to the Company, shall not be considered a termination of employment for purposes of this Plan. The Option Agreements may contain such provisions as the Board shall approve with reference to the effect of approved leaves of absence upon termination of employment.

             9.3  Termination for Cause.  Unless provided otherwise for a
                  ---------------------
Nonstatutory Option, in the event of an Optionee's termination of employment, in the case of an Employee, or termination of the provision of services as a Consultant, in the case of a Consultant, which termination is by the Company or a Subsidiary Corporation for cause, any Option or Options held by him under the Plan, to the extent not exercised before such termination, shall forthwith terminate.

                                  Article X.
                              Rights of Optionees

             10.1 Service. Nothing in this Plan shall interfere with or limit in
                  -------
any way the right of the Company or a Subsidiary Corporation to terminate any Employee's employment, or any Consultant's services, at any time, nor confer upon any Employee any right to continue in the employ of the Company or a Subsidiary Corporation, or upon any Consultant any right to continue to provide services to the Company or a Subsidiary Corporation.

             10.2 Nontransferability. All Options granted under this Plan shall
                  ------------------
be nontransferable by the Optionee, other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

                                  Article XI.
                Optionee-Employee's Transfer or Leave of Absence

             11.1 Optionee-Employee's Transfer or Leave of Absence. For Plan purposes--

             (a) A transfer of an Optionee who is an Employee from the Company to Subsidiary Corporation or Parent Corporation, or from one such corporation to another, or

             (b) a leave of absence for such an Optionee (i) which is duly authorized in writing by the Company or a Subsidiary Corporation, and (ii) if the Optionee holds an Incentive Stock Option, which qualifies under the applicable regulations under the Code which apply in the case of Incentive Stock Options, shall not be deemed a termination of employment. However, under no circumstances may an Optionee exercise an Option during any leave of absence, unless authorized by the Board.

                                 Article XII.
              Amendment, Modification, and Termination of the Plan

             12.1 Amendment, Modification, and Termination of the Plan. The
                  ----------------------------------------------------
Board may at any time terminate, and from time to time may amend or modify the Plan, provided, however, that no amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option. Notwithstanding the foregoing, however, the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date that the Board amends the Plan) may not amend the Plan to:

             (a) increase the total number of shares of Stock issuable pursuant to Incentive Stock Options under the Plan, except as contemplated in Section 5.3; or

             (b) change the class of employees eligible to receive Incentive Stock Options that may participate in the Plan.

                                 Article XIII.
                      Acquisition, Merger, or Liquidation

             13.1 Acquisition. In the event that an Acquisition occurs with
                  -----------
respect to the Company, the Company shall have the right, but not the obligation, to cancel Options outstanding as of the effective date of Acquisition, whether or not such Options are then exercisable, in return for payment to the Optionees of an amount equal to a reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in the Acquisition, or as a result of the Acquisition, less the exercise price of the Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Options shall be made, such as deeming the Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. For purposes of this section, an "Acquisition" shall mean any transaction in which substantially all of the Company's assets are acquired or in which a controlling amount of the Company's outstanding shares are acquired, in each case by a single person or entity or an affiliated group of persons and/or entities. For purposes of this Section a controlling amount shall mean more than 50% of the issued and outstanding shares of stock of the Company. The Company shall have such right regardless of how the Acquisition is effectuated, whether by direct purchase, through a merger or similar corporate transaction, or otherwise. In cases where the acquisition consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before the liquidation can be completed.

          Where the Company does not exercise its right under this Section 13.1 the remaining provisions of this Article XIII shall apply, to the extent applicable.

             13.2 Merger or Consolidation. Subject to any required action by the
                  -----------------------
stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option would have been entitled in such merger or consolidation.

             13.3 Other Transactions. A dissolution or a liquidation of the
                  ------------------
Company or a merger and consolidation in which the Company is not the surviving corporation shall cause every Option outstanding hereunder to terminate as of the effective date of such dissolution, liquidation, merger or consolidation. However, the Optionee either (i) shall be offered a firm commitment whereby the resulting or surviving corporation in a merger or consolidation will tender to the Optionee an option (the "Substitute Option") to purchase its shares on terms and conditions both as to number of shares and otherwise, which will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder granted by the Company, or (ii) shall have the right immediately prior to such dissolution, liquidation, merger, or consolidation to exercise any unexercised Options whether or not then exercisable, subject to the provisions of this Plan. The Board shall have absolute and uncontrolled discretion to determine whether the Optionee has been offered a firm commitment and whether the tendered Substitute Option will substantially preserve to the Optionee the rights and benefits of the Option outstanding hereunder. In any event, any Substitute Option for an Incentive Stock Option shall comply with the requirements of Code Section 424(a).

                                 Article XIV.
                            Securities Registration

             14.1 Securities Registration. In the event that the Company shall
                  -----------------------
deem it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or shall have been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee shall cooperate with the Company and take such action as is necessary to permit registration or qualification of such Options or Stock.

             Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing (a) that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof, (b) that before any transfer in connection with the resale of such shares, he will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that such shares may be transferred. The Company may also require that the certificates representing such shares contain legends reflecting the foregoing.

                                  Article XV.
                                Tax Withholding

             15.1 Tax Withholding. Whenever shares of Stock are to be issued in
                  ---------------
satisfaction of Options exercised under this Plan, the Company shall have the power to require the recipient of the Stock to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements.

                                 Article XVI.
                                Indemnification

             16.1 Indemnification. To the extent permitted by law, each person
                  ---------------
who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company or any Subsidiary Corporation may have to indemnify them or hold them harmless.

                                 Article XVII.
                              Requirements of Law

             17.1 Requirements of Law. The granting of Options and the issuance
                  -------------------
of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

             17.2 Governing Law. The Plan, and all agreements hereunder, shall
                  -------------
be construed in accordance with and governed by the laws of the State of Georgia.

             17.3 Section 16 Compliance. With respect to Section 16 Insiders and
                  ---------------------
"highly-compensated" persons under Section 162(m) of the Code, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act and with Section 162(m) of the Code. To the extent any provision of the Plan or action by the

Board fails to so comply, it shall be deemed void to the extent permitted by law and deemed advisable by the Board. In addition, if necessary to comply with Rule 16b-3 with respect to any grant of an Option hereunder, and in addition to any other vesting or holding period specified hereunder or in an applicable Option Agreement, any Section 16 Insider acquiring an Option shall be required to hold either the Option or the underlying shares of Stock obtained upon exercise of the Option for a minimum of six months.

                                Article XVIII.
                             Effective Date of Plan

             18.1 Effective Date. The Plan shall be effective on May 8, 2000,
                  --------------
the effective date of its adoption by the Board.

                                 Article XIX.
                             Compliance with Code.

             19.1 Compliance with Code. Incentive Stock Options granted
                  --------------------
hereunder are intended to qualify as "incentive stock options" under Code (S)
422. If any provision of this Plan is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with Incentive Stock Options granted under this Plan being treated as "incentive stock options" under the Code. In the event that the stockholders of the Company do not approve the Plan by May 8, 2001, all Options granted pursuant to the Plan shall be deemed to be Nonstatutory Options.

                                  Article XX.
                       No Obligation to Exercise Option.

          20.1 No Obligation to Exercise. The granting of an Option shall impose
               -------------------------
no obligation upon the holder thereof to exercise such Option.

                                  APPENDIX B
                                  ----------

                    CERTIFICATE OF DESIGNATION, PREFERENCES

                     AND RIGHTS OF SERIES C 8% CONVERTIBLE

                                PREFERRED STOCK

                                     -OF-

                               HEALTHWATCH, INC.

     HealthWatch, Inc., a corporation organized and existing under the laws of the State of Minnesota (the "Company"), by its President and Secretary, does hereby certify that, pursuant to authority conferred upon the Board of Directors by Article III of the Articles of Incorporation, as amended, of the Company, authorizing a class of 1,000,000 shares of preferred stock of the Company, the Board of Directors of the Company, by unanimous written consent dated December 23, 1999, has duly adopted resolutions providing for the issuance out of such class of a series of up to 4,500 shares of Series C 8% Convertible Preferred Stock at an issuance price of $100.00 per share (the "Original Purchase Price") and setting forth the voting powers, designation, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of its Articles of Incorporation, as amended, there be, and hereby is, created out of the class of 1,000,000 shares of preferred stock of the Company authorized in Article III of its Articles of Incorporation, as amended, a series of preferred stock of the Company with the following voting powers, designation, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

     1.  Designation and Number of Shares. 4,500 shares of preferred stock (the
         --------------------------------
"Shares") are hereby designated as Series C 8% Convertible Preferred Stock (the "Series C Preferred Stock").

     2.  Liquidation. Upon any liquidation, dissolution or winding up of the
         -----------
Company, whether voluntary or involuntary ("Liquidation"), the holders of record of the shares of the Series C Preferred Stock shall be entitled to receive, before and in preference to any distribution or payment of assets of the Company or the proceeds thereof may be made or set apart for the holders of Common Stock of the Company, par value $.05 per share (the "Common Stock") or any other security junior to the Series C Preferred Stock in respect of distributions upon Liquidation out of the assets of the Company legally available for distribution to its stockholders, an amount in cash equal to the Original Purchase Price per share (subject to adjustment if the Series C Preferred Stock has been adjusted pursuant to Paragraph 6 hereof) plus an amount equal to accrued and unpaid dividends on each share of Series C Preferred Stock on the date fixed for the distribution of assets of the Company (the "Liquidation Preference").

     3.  Dividends.   Commencing on the date of issuance (the "Issuance Date")
         ---------
until conversion, each issued and outstanding share of Series C Preferred Stock shall entitle the holder of record thereof to receive, when, as and if declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of $8.00 per annum per share of Series C Preferred Stock (the "Dividend Rate"), subject to adjustment as hereinafter set forth, payable upon liquidation or conversion. Dividends per share shall be payable, at the Company's option, either (i) in cash or (ii) in shares of Series C Preferred Stock, subject to an in increase in the number of authorized shares of Series C Preferred Stock by the Company's Board of Directors. In the event of a split or subdivision of the outstanding shares of Series C Preferred Stock, or the combination or the outstanding shares of Series C Preferred Stock, as the case may be, the dividends provided for in this Section 3 shall automatically and without any further action be decreased, in the case of a split or subdivision, or increased, in the case of a combination, in proportion to the increase or decrease in the number of shares of Series C Preferred Stock outstanding immediately before such split, subdivision or combination.

     4.  Conversion Rights  Each holder of record of shares of the Series C
         -----------------
Preferred Stock shall have the right to convert all or any part of such holder's share of Series C Preferred Stock into Common Stock as follows:

     (A) Optional Conversion.  Subject to and upon compliance with the
         -------------------
provisions of this Section 4, the holder of any shares of Series C Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Series C Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (as defined in Section (4)(c) below) in effect on the Conversion Date (as defined in Section 4(d) below) upon the terms hereinafter set forth.

     (B) Automatic Conversion.  Each outstanding share of Series C Preferred
         --------------------
Stock shall automatically be converted, without any further act of the Corporation or its stockholders, into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect upon: (i) the closing of a public offering or private placement of the Company's securities raising gross proceeds in excess of $25 million at a per share price of more than $5.00 (a "Qualified Offering"); or (ii) at such time as the closing bid price for the Common Stock of the Company has equaled at least twice the Conversion Price for a period of 20 consecutive trading days, provided that the Common Stock of the Company is trading on a national securities exchange or the Nasdaq Small Cap or National Market System, and the Conversion Shares are fully registered for resale and not subject to any lock-up provisions.

     (C) Conversion Price.  Each share of the Series C Preferred Stock shall be
         ----------------
convertible into that number of fully paid and non-assessable shares of Common Stock of the Company equal to the Original Purchase Price divided by the conversion price in effect at the time of conversion (the "Conversion Price"), determined as hereinafter provided. The Conversion Price shall initially be $1.875 per share. The number of shares of Common Stock into which each share of Preferred Stock is convertible is herein referred to as the "Conversion Rate." The Conversion Price shall be subject to adjustment as set forth in Section 6 hereof.

     (D) Mechanics of Conversion.  Before any holder of Series C Preferred Stock
         -----------------------
shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series C Preferred Stock, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series C Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made or on the date of the occurrence of the event specified in Section 5(B), as the case may be, and such date is referred to herein as the "Conversion Date." All Common Stock which may be issued upon conversion of the Series C Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof. At all times that any shares of Series C Preferred Stock are outstanding, the Company shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Series C Preferred Stock, a sufficient number of shares of Common Stock to provide for the conversion of all outstanding shares of Series C Preferred Stock at the then effective Conversion Rate. Without limiting the generality of the foregoing, if, at any time, the Conversion Price is decreased, the number of shares of Common Stock authorized and reserved for issuance upon the conversion of the Series C Preferred Stock shall be proportionately increased.

     (E) Conversion Price Adjustments.  The Conversion Price shall be subject to
         ----------------------------
adjustment provisions of Section 6 below.

     5.  Priority.
         --------

     (A) The Series C Preferred Stock shall rank senior to the Company's Series P Preferred Stock and shall rank pari passu with the Company's Series A Preferred Stock with respect to dividend and/or liquidation rights. The Company shall not create or authorize any other stock ranking senior to, or pari passu with, the Series C Preferred Stock. So long as any shares of Series C Preferred Stock shall be outstanding, no dividends, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on the Common Stock of the Company or any other security junior to the Series C Preferred Stock as to dividend rights, unless all dividends on the Series C Preferred Stock for all past quarterly dividend periods and the full dividends for the then current semi-annual period shall have been paid or declared and duly provided for. The provisions of this Section 5 shall not, however, apply to a dividend payable in Common Stock or any other security of the Company junior to the Series C Preferred Stock. If any dividend previously due on the Series C Preferred Stock has not been paid in full, then no dividends shall be paid or declared upon any shares of any class or series of stock of the Company ranking on a parity with the Series C Preferred Stock in the payment of dividends for any period unless a like proportionate dividend for the current period, ratably in proportion to the respective annual dividend rates fixed thereupon, shall be paid upon or declared for the Series C Preferred Stock then issued and outstanding.

     (B) The Company may issue, in the future, without the consent of holders of the Series C Preferred Stock, other series of preferred stock which rank junior to the Series C Preferred Stock as to dividend and/or liquidation rights. In accordance with Paragraph 7(C) hereof, the consent of the holders of two-thirds of the outstanding shares of the Series C Preferred Stock is required for the issuance of any series of preferred stock which is senior as to dividend and/or liquidation rights to the Series C Preferred Stock.

     6.  Anti-Dilution Provisions.  Subject to the provisions of Section l
         ------------------------
hereof, the Conversion Price in effect at any time and the number and kind of securities issuable upon the conversion of the Series C Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (A) In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

     (B) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

     (C) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (A) above) or subscription rights or warrants (excluding those referred to in Subsection (B) above), then in each such case the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

     (D) In case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection
(A) above, (ii) upon exercise of options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (D), (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 20% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (iii) upon exercise of options, warrants, convertible securities and convertible debentures outstanding as of the final closing of the Private Placement, a Qualified Offering, or conversion of the Shares, (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (v) issued in a private placement through Commonwealth Associates, L.P., as placement agent, or upon exercise or conversion of any securities issued in or in connection with such a private placement (including agent, consulting or advisory warrants), (vi) issued in a private placement where the Offering Price (as defined below) is at least 90% of the current market price, (vii) issued in a bona fide public offering pursuant to a firm commitment underwriting, or (viii) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Company's outside directors but only if no adjustment is required pursuant to any other specific subsection of this Section 6 (without regard to Subsection
(I) below) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

     (E) In case the Company shall hereafter issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (B), (C) and (D)(i) through (viii) above) for a consideration per share of Common Stock (the "Exchange Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (G) below) less than the current market price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

     (F) Whenever the Conversion Price is adjusted pursuant to Subsections (A),
(B), (C), (D) and (E) above and (J) below or pursuant to Section 1(D) hereof, the number of Conversion Shares issuable upon conversion of the Series C Preferred Stock shall simultaneously be adjusted by multiplying the number of Conversion Shares initially issuable upon conversion of the Series C Preferred Stock by the Conversion Price in effect on the date hereof and dividing the product so obtained by the Conversion Price, as adjusted.

     (G) For purposes of any computation respecting consideration received pursuant to Subsections (D) and (E) above and (J) below, the following shall apply:

          (a) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (b) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

          (c) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (G)).

     (H) For the purpose of any computation under Subsections (B), (C), (D) and
(E) above and (K) below, the current market price per share of Common Stock at any date shall be determined in the manner set forth in Section 11 hereof except that the current market price per share shall be deemed to be the higher of (i) the average of the prices for 30 consecutive business days before such date or
(ii) the price on the business day immediately preceding such date.

     (I) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (I) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Conversion Price, in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock.

     (J) Notwithstanding the provisions of this Section 6, in the event that the Company shall at any time issue securities under Subsections (B), (D) or (E) having an Offering Price, Subscription Price or Exchange Price less than the Conversion Price, then the Conversion Price shall be immediately reset to equal such lower Offering Price, Subscription Price or Exchange Price. Furthermore, in the event that the average closing bid price of the Common Stock for the 20 consecutive trading days prior to the first anniversary of the final closing of the Private Placement is less than the Conversion Price, the Conversion Price shall be immediately reset to equal such average closing bid price.

     (K) No adjustment under Subsections (B), (C), (D) or (E) shall be required for issuances below the current market price if either (i) the current market price is at least 300% of the Conversion Price then in effect and (ii) a registration statement covering the Warrant Shares is in effect and remains in effect for the 90 days after such issuance or Rule 144(k) under the Securities Act of 1933, as amended (the "Act") is available for resale of all of the Conversion Shares or the Company at the time of such issuance has less than $100,000 in cash. Furthermore, no adjustment under Subsections (B), (C), (D),
(E) or (J) shall be required unless either (i) shareholders of the Company have approved the terms of this Designation or (ii) such adjustments will not result in a violation of any qualitative listing criteria of The Nasdaq Stock Market, Inc.

     (L) Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Conversion Price and adjusted number of Conversion Shares issuable upon exercise of each share of Series C Preferred Stock, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Share Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (M) In the event that at any time, as a result of an adjustment made pursuant to Subsection (A) above, the Holders of the Series C Preferred Stock thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon conversion of the Series C Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (A) to (J), inclusive above.

     7.  Voting Rights.
         -------------

     (A) In addition to any other rights provided for herein or by law, the holders of Series C Preferred Stock shall be entitled to vote, together with the holders of Common Stock as one class, on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such Common Stock holders. In any such vote each share of Series C Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of whole shares of Common Stock into which each such share of Series C Preferred Stock is then convertible.

     (B) In the event that the holders of the Series C Preferred Stock are required to vote as a class, the affirmative vote of holders of not less than two-thirds of the outstanding shares of Series C Preferred Stock shall be required to approve each such matter to be voted upon and if any matter is approved by such requisite percentage of holders of Series C Preferred Stock, such matter shall bind all holders of Series C Preferred Stock.

     (C) In addition to the other voting rights provided, so long as at least 20% of the Shares outstanding on the final closing of the Private Placement remain outstanding, at each annual meeting of the stockholders of the Company, the holders of the Series C Preferred Stock, voting as a single class, shall be entitled to elect one (1) director.

     (D) So long as at least 20% of the Shares outstanding on the final closing of the Private Placement remain outstanding, the consent of the holders of a two-thirds of the then outstanding Series C Preferred Stock, voting as one class, together with any other series of preferred stock then entitled to vote on such matter, regardless of series, either expressed in writing or at a meeting called for that purpose, shall be necessary to permit, effect or validate the creation and issuance of any series of preferred stock of the Company which is senior as to liquidation and/or dividend rights to the Series C Preferred Stock.

     (E) So long as at least 20% of the Shares outstanding on the final closing of the Private Placement remain outstanding, the consent of two-thirds of the holders of the then outstanding Series C Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Certificate of Designation, Preferences and Rights or the Articles of Incorporation of the Company, as amended, in a manner which would alter or change the powers, preferences, rights privileges, restrictions and conditions of the Series C Preferred Stock so as to adversely affect the Preferred Stock.

     (F) Each share of the Series C Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series C Preferred Stock, as set forth above.

     8.  Covenants of Company  The Company covenants and agrees that, so long as
         --------------------
the Shares are outstanding, it will perform the obligations set forth in this
Section 8:

     (A) Taxes and Levies.  The Company will promptly pay and discharge all
         ----------------
taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and
         --------  -------
discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax,
                                           ----
assessment, charge, levy or claim so contested;

     (B) Maintenance of Existence.  The Company will do or cause to be done all
         ------------------------
things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

     (C) Maintenance of Property.  The Company will at all times maintain,
         -----------------------
preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

     (D) Insurance.  The Company will, to the extent necessary for the operation
         ---------
of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

     (E) Books and Records.  The Company will at all times keep true and correct
         -----------------
books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP; and

     (F) Notice of Certain Events.  The Company will give prompt written notice
         ------------------------
(with a description in reasonable detail) to Commonwealth Associates, L.P. in the event the Company shall:

         (a) become insolvent or generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;

         (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

             (iii) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property;

             (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief; or

     8.  Miscellaneous.
         -------------

         (A) There is no sinking fund with respect to the Series C Preferred Stock.

         (B) The shares of the Series C Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Designation, Preferences and Rights and in the Articles of Incorporation of the Company.

         (C) The holders of the Series C Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the Common Stock.

     IN WITNESS WHEREOF, HealthWatch, Inc. has caused this Certificate to be signed by its Chief Executive Officer, on this ____ day of March, 2000, and such person hereby affirms under penalty of perjury that this Certificate is the act and deed of HealthWatch, Inc. and that the facts stated herein are true and correct.

                              HEALTHWATCH, INC.

                              By:________________________________
                              Paul W. Harrison, Chairman, President and
                              Chief Executive Officer

Attest:


_________________, Secretary

                                   APPENDIX C
                                   ----------
                    CERTIFICATE OF DESIGNATION, PREFERENCES

                     AND RIGHTS OF SERIES D 8% CONVERTIBLE

                                PREFERRED STOCK

                                      -OF-

                               HEALTHWATCH, INC.

     HealthWatch, Inc., a corporation organized and existing under the laws of the State of Minnesota (the "Company"), by its President and Secretary, does hereby certify that, pursuant to authority conferred upon the Board of Directors by Article III of the Articles of Incorporation, as amended, of the Company, authorizing a class of 1,000,000 shares of preferred stock of the Company, the Board of Directors of the Company, by unanimous written consent dated February 7, 2000, has duly adopted resolutions providing for the issuance out of such class of a series of up to 300,000 shares of Series D 8% Convertible Preferred Stock at an issuance price of $100.00 per share (the "Original Purchase Price") and setting forth the voting powers, designation, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, which resolution is as follows:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company in accordance with the provisions of its Articles of Incorporation, as amended, there be, and hereby is, created out of the class of 1,000,000 shares of preferred stock of the Company authorized in Article III of its Articles of Incorporation, as amended, a series of preferred stock of the Company with the following voting powers, designation, preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions:

     1.  Designation and Number of Shares. 300,000 shares of preferred stock
         --------------------------------
(the "Shares") are hereby designated as Series D 8% Convertible Preferred Stock (the "Series D Preferred Stock").

     2.  Liquidation. Upon any liquidation, dissolution or winding up of the
         -----------
Company, whether voluntary or involuntary ("Liquidation"), the holders of record of the shares of the Series D Preferred Stock shall be entitled to receive, before and in preference to any distribution or payment of assets of the Company or the proceeds thereof may be made or set apart for the holders of Common Stock of the Company, par value $.05 per share (the "Common Stock") or any other security junior to the Series D Preferred Stock in respect of distributions upon Liquidation out of the assets of the Company legally available for distribution to its stockholders, an amount in cash equal to the Original Purchase Price per share (subject to adjustment if the Series D Preferred Stock has been adjusted pursuant to Paragraph 6 hereof) plus an amount equal to accrued and unpaid dividends on each share of Series D Preferred Stock on the date fixed for the distribution of assets of the Company (the "Liquidation Preference").

     3.  Dividends.   Commencing on the date of issuance (the "Issuance Date")
         ---------
until conversion, each issued and outstanding share of Series D Preferred Stock shall entitle the holder of record thereof to receive, when, as and if declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of $8.00 per annum per share of Series D Preferred Stock (the "Dividend Rate"), subject to adjustment as hereinafter set forth, payable upon liquidation or conversion. Dividends per share shall be payable semi-annually on 6/30 and 12/31 of each year, and shall be payable, at the Company's option, either (i) in cash or (ii) in shares of Series D Preferred Stock, subject to an in increase in the number of authorized shares of Series D Preferred Stock by the Company's Board of Directors. In the event of a split or subdivision of the outstanding shares of Series D Preferred Stock, or the combination of the outstanding shares of Series D Preferred Stock, as the case may be, the dividends provided for in this Section 3 shall automatically and without any further action be decreased, in the case of a split or subdivision, or increased, in the case of a combination, in proportion to the increase or decrease in the number of shares of Series D Preferred Stock outstanding immediately before such split, subdivision or combination.

     4.  Conversion Rights  Each holder of record of shares of the Series D
         -----------------
Preferred Stock shall have the right to convert all or any part of such holder's share of Series D Preferred Stock into Common Stock as follows:

     (A) Optional Conversion.  Subject to and upon compliance with the
         -------------------
provisions of this Section 4, the holder of any shares of Series D Preferred Stock shall have the right at such holder's option, at any time or from time to time, to convert any of such shares of Series D Preferred Stock into fully paid and nonassessable shares of Common Stock at the Conversion Price (as defined in Section (4)(c) below) in effect on the Conversion Date (as defined in Section 4(d) below) upon the terms hereinafter set forth.

     (B) Automatic Conversion.  Each outstanding share of Series D Preferred
         --------------------
Stock shall automatically be converted, without any further act of the Corporation or its stockholders, into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect upon: (i) the closing of a public offering or private placement of the Company's securities raising gross proceeds in excess of $25 million at a per share price of more than $10.50(a "Qualified Offering"); or (ii) at such time as the closing bid price for the Common Stock of the Company has equaled at least twice the Conversion Price for a period of 20 consecutive trading days, provided that the Common Stock of the Company is trading on a national securities exchange or the Nasdaq Small Cap Market or National Market System, and the Conversion Shares are covered by an effective registration statement relating to the resale of such securities and not subject to any lock-up provisions.

     (C) Conversion Price.  Each share of the Series D Preferred Stock shall be
         ----------------
convertible into that number of fully paid and non-assessable shares of Common Stock of the Company equal to the Original Purchase Price divided by the conversion price in effect at the time of conversion (the "Conversion Price"), determined as hereinafter provided. The Conversion Price shall initially be $3.50 per share. The number of shares of Common Stock into which each share of Series D Preferred Stock is convertible is herein referred to as the "Conversion Rate." The Conversion Price shall be subject to adjustment as set forth in
Section 6 hereof.

     (D) Mechanics of Conversion.  Before any holder of Series D Preferred Stock
         -----------------------
shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or of any transfer agent for the Series D Preferred Stock, and shall give written notice to the Company at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert and certificates for shares is made or on the date of the occurrence of the event specified in Section 5(B), as the case may be, and such date is referred to herein as the "Conversion Date." All Common Stock which may be issued upon conversion of the Series D Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof. At all times that any shares of Series D Preferred Stock are outstanding, the Company shall have authorized and shall have reserved for the purpose of issuance upon such conversion into Common Stock of all Series D Preferred Stock, a sufficient number of shares of Common Stock to provide for the conversion of all outstanding shares of Series D Preferred Stock at the then effective Conversion Rate. Without limiting the generality of the foregoing, if, at any time, the Conversion Price is decreased, the number of shares of Common Stock authorized and reserved for issuance upon the conversion of the Series D Preferred Stock shall be proportionately increased.

     (E) Conversion Price Adjustments.  The Conversion Price shall be subject to
         ----------------------------
adjustment provisions of Section 6 below.

     5.  Priority.
         --------

     (A) The Series D Preferred Stock shall rank senior to the Company's Series P Preferred Stock and shall rank pari passu with the Company's Series A Preferred Stock and Series C Preferred Stock with respect to dividend and/or liquidation rights. The Company shall not create or authorize any other stock ranking senior to, or pari passu with, the Series D Preferred Stock. So long as any shares of Series D Preferred Stock shall be outstanding, no dividends, whether in cash or property, shall be paid or declared, nor shall any other distribution be made, on the Common Stock of the Company or any other security junior to the Series D Preferred Stock as to dividend rights, unless all dividends on the Series D Preferred Stock for all past dividend periods and the full dividends for the then current semi-annual period shall have been paid or declared and duly provided for. The provisions of this Section 5 shall not, however, apply to a dividend payable in Common Stock or any other security of the Company junior to the Series D Preferred Stock. If any dividend previously due on the Series D Preferred Stock has not been paid in full, then no dividends shall be paid or declared upon any shares of any class or series of stock of the Company ranking on a parity with the Series D Preferred Stock in the payment of dividends for any period unless a like proportionate dividend for the current period, ratably in proportion to the respective annual dividend rates fixed thereupon, shall be paid upon or declared for the Series D Preferred Stock then issued and outstanding.

     (B) The Company may issue, in the future, without the consent of holders of the Series D Preferred Stock, other series of preferred stock which rank junior to the Series D Preferred Stock as to dividend and/or liquidation rights. In accordance with Paragraph 7(C) hereof, the consent of the holders of two-thirds of the outstanding shares of the Series D Preferred Stock is required for the issuance of any series of preferred stock which is senior as to dividend and/or liquidation rights to the Series D Preferred Stock.

     6.  Anti-Dilution Provisions.  The Conversion Price in effect at any time
         ------------------------
and the number and kind of securities issuable upon the conversion of the Series D Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (A) In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

     (B) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

     (C) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (A) above) or subscription rights or warrants (excluding those referred to in Subsection (B) above), then in each such case the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

     (D) In case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection
(A) above, (ii) upon exercise of options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection (D), (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 20% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (iii) upon exercise of options, warrants, convertible securities, including the shares, and convertible debentures outstanding as of the first date upon which a share of Series D Preferred Stock is issued or conversion of the Shares, (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger,
(v) issued in a private placement through Commonwealth Associates, L.P., as placement agent, or upon exercise or conversion of any securities issued in or in connection with such a private placement (including agent, consulting or advisory warrants), (vi) issued in a private placement where the Offering Price (as defined below) is at least 90% of the current market price, (vii) issued in a bona fide public offering pursuant to a firm commitment underwriting, or
(viii) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Company's outside directors but only if no adjustment is required pursuant to any other specific subsection of this Section 6 (without regard to Subsection (I) below) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

     (E) In case the Company shall hereafter issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (B), (C) and (D)(i) through (viii) above) where the consideration per share of Common Stock (the "Exchange Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (G) below) plus any consideration received for any such securities divided by the number of shares of Common Stock issuable upon exercise or conversion thereof is less than the current market price, the Conversion Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Conversion Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

     (F) Whenever the Conversion Price is adjusted pursuant to Subsections (A),
(B), (C), (D) and (E) above and (J) below or pursuant to Section 1(D) hereof, the number of Conversion Shares issuable upon conversion of the Series D Preferred Stock shall simultaneously be adjusted by multiplying the number of Conversion Shares initially issuable upon conversion of the Series D Preferred Stock by the Conversion Price in effect on the date hereof and dividing the product so obtained by the Conversion Price, as adjusted.

     (G) For purposes of any computation respecting consideration received pursuant to Subsections (D) and (E) above and (J) below, the following shall apply:

          (a) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

          (b) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

          (c) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (a) and (b) of this Subsection (G)).

     (H) For the purpose of any computation under Subsections (B), (C), (D) and
(E) above and (J) below, the current market price per share of Common Stock at any date shall be determined in the manner set forth in Section 9 hereof except that the current market price per share shall be deemed to be the higher of (i) the average of the prices for 30 consecutive business days before such date or
(ii) the price on the business day immediately preceding such date.

     (I) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (I) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 6 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Conversion Price, in addition to those required by this Section 6, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock.

     (J) In addition to and in lieu of the other provisions of this Section 6, in the event that the Company shall at any time issue securities under Subsections (B), (D) or (E) having an Offering Price, Subscription Price or Exchange Price less than the Conversion Price (whether initially or due to provisions in such securities requiring price reductions as a result of anti-dilution, adjustments, the passage of time, "discount to market" or similar provisions), then the Conversion Price shall be immediately reset to equal such lower Offering Price, Subscription Price or Exchange Price.

     (K) No adjustment under Subsections (B), (C), (D) or (E) shall be required for issuances below the current market price if either (i)A the current market price is at least 300% of the Conversion Price then in effect and (B) a registration statement covering the Conversion Shares is in effect and remains in effect for the 90 days after such issuance or Rule 144(k) under the Securities Act of 1933, as amended (the "Act") is available for resale of all of the Conversion Shares or (ii) the Company at the time of such issuance has less than $100,000 in cash. Furthermore, no adjustment under Subsections (B), (C),
(D), (E) or (J) shall be required unless either (x) shareholders of the Company have approved the terms of this Designation or (y) such adjustments will not result in a violation of any qualitative listing criteria of The Nasdaq Stock Market, Inc.

     (L) Whenever the Conversion Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Conversion Price and adjusted number of Conversion Shares issuable upon exercise of each share of Series D Preferred Stock, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Series D Preferred Stock holders at their last addresses appearing in the Share Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this

Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (M) In the event that at any time, as a result of an adjustment made pursuant to Subsection (A) above, the holders of the Series D Preferred Stock thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon conversion of the Series D Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (A) to (J), inclusive above.

     7.  Voting Rights.
         -------------

     (A) In addition to any other rights provided for herein or by law, the holders of Series D Preferred Stock shall be entitled to vote, together with the holders of Common Stock as one class, on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such Common Stock holders. In any such vote each share of Series D Preferred Stock shall entitle the holder thereof to the number of votes per share that equals the number of whole shares of Common Stock into which each such share of Series D Preferred Stock is then convertible.

     (B) In the event that the holders of the Series D Preferred Stock are required to vote as a class, the affirmative vote of holders of not less than two-thirds of the outstanding shares of Series D Preferred Stock shall be required to approve each such matter to be voted upon and if any matter is approved by such requisite percentage of holders of Series D Preferred Stock, such matter shall bind all holders of Series D Preferred Stock.

     (C) In addition to the other voting rights provided, so long as at least 20% of the Shares outstanding on the final closing of the offering of Series D Preferred Stock remain outstanding, at each annual meeting of the stockholders of the Company, the holders of the Series D Preferred Stock, voting as a single class, shall be entitled to elect one (1) director.

     (D) So long as at least 20% of the Shares outstanding on the final closing of the offering of Series D Preferred Stock remain outstanding, the consent of the holders of two-thirds of the then outstanding Series D Preferred Stock, voting as one class, together with any other series of preferred stock then entitled to vote on such matter, regardless of series, either expressed in writing or at a meeting called for that purpose, shall be necessary to permit, effect or validate the creation and issuance of any series of preferred stock of the Company which is senior as to liquidation and/or dividend rights to the Series D Preferred Stock.

     (E) So long as at least 20% of the Shares outstanding on the final closing of the offering of Series D Preferred Stock remain outstanding, the consent of the holders of two-thirds of the then outstanding Series D Preferred Stock, voting as one class, either expressed in writing or at a meeting called for that purpose, shall be necessary to repeal, amend or otherwise change this Certificate of Designation, Preferences and Rights or the Articles of Incorporation of the Company, as amended, in a manner which would alter or change the powers, preferences, rights privileges, restrictions and conditions of the Series D Preferred Stock so as to adversely affect the Series D Preferred Stock.

     (F) Each share of the Series D Preferred Stock shall entitle the holder thereof to one vote on all matters to be voted on by the holders of the Series D Preferred Stock, as set forth above.

     8.  Covenants of Company  The Company covenants and agrees that, so long as
         --------------------
the Shares are outstanding, it will perform the obligations set forth in this
Section 8:

     (A) Taxes and Levies.  The Company will promptly pay and discharge all
         ----------------
taxes, assessments, and governmental charges or levies imposed upon the Company or upon its income and profits, or upon any of its property, before the same shall become delinquent, as well as all claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that the Company shall not be required to pay and
         --------  -------
discharge any such tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Company shall set aside on its books adequate reserves in accordance with generally accepted accounting principles ("GAAP") with respect to any such tax,
                                           ----
assessment, charge, levy or claim so contested;

     (B) Maintenance of Existence.  The Company will do or cause to be done all
         ------------------------
things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and comply with all laws applicable to the Company, except where the failure to comply would not have a material adverse effect on the Company;

     (C) Maintenance of Property.  The Company will at all times maintain,
         -----------------------
preserve, protect and keep its property used or useful in the conduct of its business in good repair, working order and condition, and from time to time make all needful and proper repairs, renewals, replacements and improvements thereto as shall be reasonably required in the conduct of its business;

     (D) Insurance.  The Company will, to the extent necessary for the operation
         ---------
of its business, keep adequately insured by financially sound reputable insurers, all property of a character usually insured by similar corporations and carry such other insurance as is usually carried by similar corporations;

     (E) Books and Records.  The Company will at all times keep true and correct
         -----------------
books, records and accounts reflecting all of its business affairs and transactions in accordance with GAAP; and

     (F) Notice of Certain Events.  The Company will give prompt written notice
         ------------------------
(with a description in reasonable detail) to Commonwealth Associates, L.P. in the event the Company shall:

     (a) become insolvent or generally fail or be unable to pay, or admit in writing its inability to pay, its debts as they become due;

     (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

     (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property;

     (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief.

     9.  Fractional Shares.  No fractional shares or scrips representing
         -----------------
fractional shares shall be issued upon the conversion of the Series D Preferred Stock. With respect to any fraction of a share called for upon any conversion hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

     (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of the conversion of the Series D Preferred Stock or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or market; or

     (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq Smallcap Market, the current market value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices by the NASD Electronic Bulletin Board on the last business day prior to the date of the conversion of the Series D Preferred Stock; or

     (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the conversion of the Series D Preferred Stock, determined in such reasonable manner as may be prescribed by the Board of Directors if the Company.

     10.  Miscellaneous.
          -------------

     (A) There is no sinking fund with respect to the Series D Preferred Stock.

     (B) The shares of the Series D Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth above in this Certificate of Designation, Preferences and Rights and in the Articles of Incorporation of the Company.

     (C) The holders of the Series D Preferred Stock shall be entitled to receive all communications sent by the Company to the holders of the Common Stock.

     IN WITNESS WHEREOF, HealthWatch, Inc. has caused this Certificate to be signed by its Chief Executive Officer, on this ____ day of March, 2000, and such person hereby affirms under penalty of perjury that this Certificate is the act and deed of HealthWatch, Inc. and that the facts stated herein are true and correct.

                              HEALTHWATCH, INC.

                              By:________________________________
                              Paul W. Harrison, Chairman, President and
                              Chief Executive Officer

Attest:


_________________, Secretary

                                   APPENDIX D
                                   ----------

                               WARRANT AGREEMENT

     AGREEMENT, dated as of this ____ day of March, 2000, by and among HEALTHWATCH, INC., a Minnesota corporation (the "Company"), CORPORATE STOCK TRANSFER, INC. (the "Warrant Agent"), and COMMONWEALTH ASSOCIATES, L.P., a New York limited partnership ("Commonwealth" or "Placement Agent").

                              W I T N E S S E T H
                              -------------------

     WHEREAS, in connection with a private placement (the "Private Placement") of (i) a minimum of 50 units and a maximum of 100 units (with an additional 100 units available in the case of an over-subscription) ("Units"), each Unit consisting of (A) 1,000 shares of Series D 8% Convertible Preferred Stock (the "Preferred Shares") and (B) 7142 redeemable common stock purchase warrants (the "Warrants"), each Warrant exercisable to purchase one share of the Company's common stock, $.05 par value (the "Common Stock"), and (ii) the issuance to the Placement Agent of options to purchase Preferred Shares and Warrants in an amount equal to 20% of the Preferred Shares and Warrants sold in the Private Placement, the Company will issue up to 1,714,200 Warrants (assuming exercise in full of the over-subscription option); and

     WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, registration, transfer, exchange and redemption of the Warrants, the issuance of certificates representing the Warrants, the exercise of the Warrants, and the rights of the holders thereof;

     NOW THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth and for the purpose of defining the terms and provisions of the Warrants and the certificates representing the Warrants and the respective rights and obligations thereunder of the Company, the holders of certificates representing the Warrants and the Warrant Agent, the parties hereto agree as follows:

     SECTION 1. DEFINITIONS. As used herein, the following terms shall have the following meanings, unless the context shall otherwise require:

         (a) "Common Stock" shall mean stock of the Company of any class, whether now or hereafter authorized, which has the right to participate in the distributions of earnings and assets of the Company without limit as to amount or percentage, which at the date hereof consists of 10,000,000 authorized shares of Common Stock, $.05 par value.

         (b) "Corporate Office" shall mean the office of the Warrant Agent (or its successor) at which at any particular time its principal business shall be administered, which office is located at 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209.

         (c) "Exercise Date" shall mean, as to any Warrant, the date on which the Warrant Agent shall have received both (a) the Warrant Certificate representing such Warrant, with the exercise form thereon duly executed by the Registered Holder thereof or his attorney duly authorized in writing, and (b) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Exercise Price.

         (d) "Exercise Price" shall mean the purchase price to be paid upon exercise of each Warrant in accordance with the terms hereof, which price shall be $3.50 per share subject to adjustment from time to time pursuant to the provisions of Section 8 or Section 9(b) hereof, subject to the Company's right to reduce the Exercise Price upon notice to all warrantholders.

         (e) "Initial Warrant Exercise Date" shall mean March 21, 2000 [the initial closing of the Private Placement].

         (f) "Qualified Offering" shall mean a public offering or a private placement of the Company's securities raising gross proceeds in excess of $25,000,000, where the offering price per share is at least $10.50.

         (g) "Registered Holder" shall mean the person in whose name any certificate representing Warrants shall be registered on the books maintained by the Warrant Agent pursuant to Section 6.

         (h) "Redemption Price" shall mean the price at which the Company may, at its option in accordance with the terms hereof, redeem the Warrants, which price shall be $0.05 per Warrant.

         (i) "Transfer Agent" shall mean Corporate Stock Transfer (Denver, CO), as the Company's transfer agent, or its authorized successor, as such.

         (j) "Warrant Expiration Date" shall mean 5:00 P.M. (New York time) on March 21, 2005 or, with respect to Warrants which are outstanding as of the applicable Redemption Date (as defined in Section 9), the Redemption Date, whichever is earlier; provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then 5:00 P.M. (New York time) on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. Upon notice to all warrantholders the Company shall have the right to extend the Warrant Expiration Date.

         (k) "Warrant Shares" shall mean the shares of Common Stock deliverable upon exercise of the Warrants, as adjusted from time to time.

     SECTION 2.  WARRANTS AND ISSUANCE OF WARRANT CERTIFICATES.

         (a) A Warrant shall initially entitle the Registered Holder of the Warrant Certificate representing such Warrant to purchase one share of Common Stock upon the exercise thereof, in accordance with the terms hereof, subject to modification and adjustment as provided in Section 8.

         (b) From time to time, up to the Warrant Expiration Date, the Transfer Agent shall execute and deliver stock certificates in required whole number denominations representing up to an aggregate of 1,714,200 shares of Common Stock (assuming the exercise in full of the over-subscription option), subject to adjustment as described herein, upon the exercise of Warrants in accordance with this Agreement.

         (c) From time to time, up to the Warrant Expiration Date, the Warrant Agent shall execute and deliver Warrant Certificates in required whole number denominations to the persons entitled thereto in connection with any transfer or exchange permitted under this Agreement; provided that no Warrant Certificates shall be issued except: (i) those initially issued hereunder; (ii) those issued on or after the Initial Warrant Exercise Date upon the exercise of fewer than all Warrants represented by any Warrant Certificate to evidence any unexercised Warrants held by the exercising Registered Holder; (iii) those issued upon any transfer or exchange pursuant to Section 6; (iv) those issued in replacement of lost, stolen, destroyed or mutilated Warrant Certificates pursuant to Section 7; and (v) at the option of the Company, in such form as may be approved by the its Board of Directors to reflect (a) any adjustment or change in the Exercise Price or the number of shares of Common Stock purchasable upon exercise of the Warrants made pursuant to Section 8 hereof and (b) other modifications approved in accordance with Section 17 hereof.

     SECTION 3.  FORM AND EXECUTION OF WARRANT CERTIFICATES.

         (a) The Warrant Certificates shall be substantially in the form annexed hereto as Exhibit A (the provisions of which are hereby incorporated herein) and may have such letters, numbers or other marks of identification or designation and such legends, summaries or endorsements printed, lithographed, engraved or typed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed, or to conform to usage. The Warrant Certificates shall be dated the date of issuance thereof (whether upon initial issuance, transfer, exchange or in lieu of mutilated, lost, stolen, or destroyed Warrant Certificates) and issued in registered form. Warrants shall be numbered serially with the letters PPW.

         (b) Warrant Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or any Vice President and by its Chief Financial Officer, Secretary or an Assistant Secretary, by manual signatures or by facsimile signatures printed thereon, and shall have imprinted thereon a facsimile of the Company's seal. In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer of the Company before the date of issuance of the Warrant Certificates and issue and delivery thereof, such Warrant Certificates may nevertheless be issued and delivered with the same force and effect as though the person who signed such Warrant Certificates had not ceased to be such officer of the Company. After execution by the Company, Warrant Certificates shall be delivered by the Warrant Agent to the Registered Holder.

     SECTION 4.  EXERCISE.

         (a) Each Warrant may be exercised by the Registered Holder thereof at any time on or after the Initial Exercise Date, but not after the Warrant Expiration Date, upon the terms and subject to the conditions set forth herein and in the applicable Warrant Certificate. A Warrant shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date and the person entitled to receive the securities deliverable upon such exercise shall be treated for all purposes as the holder upon exercise thereof as of the close of business on the Exercise Date. As soon as practicable on or after the Exercise Date the Warrant Agent shall deposit the proceeds received from the exercise of a Warrant, and promptly after clearance of checks received in payment of the Exercise Price pursuant to such Warrants, cause to be issued and delivered by the Transfer Agent, to the person or persons entitled to receive the same, a certificate or certificates for the securities deliverable upon such exercise (plus a certificate for any remaining unexercised Warrants of the Registered Holder). Notwithstanding the foregoing, in the case of payment made in the form of a check drawn on an account of Commonwealth or such other investment banks and brokerage houses as the Company shall approve, certificates shall immediately be issued without any delay. Upon the exercise of any Warrant and clearance of the funds received, the Warrant Agent shall promptly remit the payment received for the Warrant to the Company or as the Company may direct in writing.

         (b) The Registered Holder may, at its option, exchange this Warrant on a cashless basis, in whole or in part (a "Warrant Exchange"), into the number of Warrant Shares determined in accordance with this Section (4)(b), by surrendering the Warrant Certificate at the principal office of the Warrant Agent, accompanied by a notice stating such Registered Holder's intent to effect such exchange, the number of Warrant Shares to be exchanged and the date on which the Registered Holder requests that such Warrant Exchange occur (the "Notice of Exchange"). The Warrant Exchange shall take place on the date specified in the Notice of Exchange or, if later, the date the Notice of Exchange is received by the Warrant Agent (the "Exchange Date"). Certificates for the shares issuable upon such Warrant Exchange and, if applicable, a new warrant of like tenor evidencing the balance of the shares remaining subject to such Warrant, shall be issued as of the Exchange Date and delivered to the Registered Holder within seven (7) days following the Exchange Date. In connection with any Warrant Exchange, a Warrant shall represent the right to subscribe for and acquire the number of Warrant Shares (rounded to the next highest integer) equal to (i) the number of Warrant Shares specified by the Registered Holder in its Notice of Exchange (the "Total Number") less (ii) the number of Warrant Shares equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Exercise Price by (B) the current market value of a share of Common Stock. Current market value shall have the meaning set forth Section 11(a) hereof, except that for purposes hereof, the date of exercise, as used in such Section 11(a) hereof, shall mean the Exchange Date.

     SECTION 5.  RESERVATION OF SHARES; LISTING; PAYMENT OF TAXES; ETC.

         (a) The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issue upon exercise of Warrants, such number of shares of Common Stock as shall then be issuable upon the exercise of all outstanding Warrants. The Company covenants that all shares of Common Stock which shall be issuable upon exercise of the Warrants and payment of the Exercise Price shall, at the time of delivery, be duly and validly issued, fully paid, nonassessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

         (b) The Company will use reasonable efforts to obtain appropriate approvals or registrations under state "blue sky" securities laws with respect to the exercise of the Warrants; provided, however, that the Company shall not be obligated to file any general consent to service of process or qualify as a foreign corporation in any jurisdiction. With respect to any such securities laws, however, Warrants may not be exercised by, or shares of Common Stock issued to, any Registered Holder in any state in which such exercise would be unlawful.

         (c) The Company shall pay all documentary, stamp or similar taxes and other governmental charges that may be imposed with respect to the issuance of Warrants, or the issuance or delivery of any shares upon exercise of the Warrants; provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Registered Holder of the Warrant Certificate representing any Warrant being exercised, then no such delivery shall be made unless the person requesting the same has paid to the Warrant Agent the amount of transfer taxes or charges incident thereto, if any.

         (d) The Warrant Agent is hereby irrevocably authorized to requisition the Company's Transfer Agent from time to time for certificates representing shares of Common Stock required upon exercise of the Warrants, and the Company will authorize the Transfer Agent to comply with all such proper requisitions.

     SECTION 6. EXCHANGE AND REGISTRATION OF TRANSFER. Subject to the restrictions on transfer contained in the Warrant Certificates and the Subscription Agreements between the Company and the purchasers of Units:

         (a) Warrant Certificates may be exchanged for other Warrant Certificates representing an equal aggregate number of Warrants of the same class or may be transferred in whole or in part. Warrant Certificates to be exchanged shall be surrendered to the Warrant Agent at its Corporate Office, and upon satisfaction of the terms and provisions hereof, the Company shall execute, and the Warrant Agent shall countersign, issue and deliver in exchange therefor the Warrant Certificate or Certificates which the Registered Holder making the exchange shall be entitled to receive.

         (b) The Warrant Agent shall keep at its office books in which, subject to such reasonable regulations as it may prescribe, it shall register Warrant Certificates and the transfer thereof in accordance with its regular practice. Upon due presentment for registration of transfer of any Warrant Certificate at its office, the Company shall execute and the Warrant Agent shall issue and deliver to the transferee or transferees a new Warrant Certificate or Certificates representing an equal aggregate number of Warrants.

         (c) With respect to all Warrant Certificates presented for registration of transfer, or for exchange or exercise, the subscription form on the reverse thereof shall be duly endorsed, or be accompanied by a written instrument or instruments of transfer and subscription, in form satisfactory to the Company, duly executed by the Registered Holder or his attorney-in-fact duly authorized in writing.

         (d) The Company may require payment by such holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         (e) All Warrant Certificates surrendered for exercise or for exchange in case of mutilated Warrant Certificates shall be promptly canceled by the Warrant Agent and thereafter retained by the Warrant Agent until termination of this Agreement or resignation of the Warrant Agent, or, with the prior written consent of Commonwealth, disposed of or destroyed, at the direction of the Company.

         (f) Prior to due presentment for registration of transfer thereof, the Company and the Warrant Agent may deem and treat the Registered Holder of any Warrant Certificate as the absolute owner thereof and of each Warrant represented thereby (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company or the Warrant Agent) for all purposes and shall not be affected by any notice to the contrary.

     SECTION 7. LOSS OR MUTILATION. Upon receipt by the Company and the Warrant Agent of evidence satisfactory to them of the ownership of and loss, theft, destruction or mutilation of any Warrant Certificate and (in case of loss, theft or destruction) of indemnity satisfactory to them, and (in the case of mutilation) upon surrender and cancellation thereof, the Company shall execute and the Warrant Agent shall (in the absence of notice to the Company and/or Warrant Agent that the Warrant Certificate has been acquired by a bonafide purchaser) countersign and deliver to the Registered Holder in lieu thereof a new Warrant Certificate of like tenor representing an equal aggregate number of Warrants. Applicants for a substitute Warrant Certificate shall comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

     SECTION 8. ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

         (a) In case the Company shall hereafter (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) In case the Company shall fix a record date for the issuance of rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (the "Subscription Price") (or having a conversion price per share) less than the current market price on such record date, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchase (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

         (c) In case the Company shall hereafter distribute to the holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions and dividends or distributions referred to in Subsection (a) above) or subscription rights or warrants (excluding those referred to in Subsection (b) above), then in each such case the Exercise Price in effect thereafter shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock, less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

         (d) In case the Company shall hereafter issue shares of its Common Stock (excluding shares issued (i) in any of the transactions described in Subsection (a) above, (ii) upon exercise of options granted to the Company's officers, directors, employees and consultants under a plan or plans adopted by the Company's Board of Directors and approved by its shareholders, if such shares would otherwise be included in this Subsection
     (d), (but only to the extent that the aggregate number of shares excluded hereby and issued after the date hereof, shall not exceed 20% of the Company's Common Stock outstanding, on a fully diluted basis, at the time of any issuance), (iii) upon exercise of options, warrants (including the Warrants), convertible securities and convertible debentures outstanding as of the final closing of the Private Placement, a Qualified Offering, (iv) to shareholders of any corporation which merges into the Company in proportion to their stock holdings of such corporation immediately prior to such merger, upon such merger, (v) issued in a private placement through Commonwealth, as placement agent, or upon exercise or conversion of any securities issued in or in connection with such a private placement (including agent, consulting or advisory warrants), (vi) issued in a private placement where the Offering Price (as defined below) is at least 90% of the current market price, (vii) issued in a bona fide public offering pursuant to a firm commitment underwriting, or (viii) issued in connection with an acquisition of a business or technology which has been approved by a majority of the Company's outside directors but only if no adjustment is required pursuant to any other specific subsection of this
     Section 8 (without regard to Subsection (i) below) with respect to the transaction giving rise to such rights) for a consideration per share (the "Offering Price") less than the current market price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares and the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such current market price per share of Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares. Such adjustment shall be made successively whenever such an issuance is made.

         (e) In case the Company shall hereafter issue any securities convertible into or exchangeable for its Common Stock (excluding securities issued in transactions described in Subsections (b), (c) and (d)(i) through
     (viii) above) for a consideration per share of Common Stock (the "Exchange Price") initially deliverable upon conversion or exchange of such securities (determined as provided in Subsection (g) below) plus any consideration received for any such securities divided by the number of shares of Common Stock issuable upon exercise or conversion thereof less than the current market price, the Exercise Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such securities and the number of shares of Common Stock which the aggregate consideration received for such securities would purchase at such current market price per share of Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to such issuance and the maximum number of shares of Common Stock of the Company deliverable upon conversion of or in exchange for such securities at the initial conversion or exchange price or rate. Such adjustment shall be made successively whenever such an issuance is made.

         (f) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsections (a), (b), (c), (d) and (e) above and
     (j) below, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

         (g) For purposes of any computation respecting consideration received pursuant to Subsections (d) and (e) above and (j) below, the following shall apply:

             (A) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

             (B) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company (irrespective of the accounting treatment thereof), whose determination shall be conclusive; and

             (C) in the case of the issuance of securities convertible into or exchangeable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (A) and (B) of this Subsection (g)).

         (h) For the purpose of any computation under Subsections (b), (c), (d) and (e) above and (j) and (k) below, the current market price per share of Common Stock at any date shall be determined in the manner set forth in
     Section 11 hereof except that the current market price per share shall be deemed to be the higher of (i) the average of the prices for 30 consecutive business days before such date or (ii) the price on the business day immediately preceding such date.

         (i) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments which by reason of this Subsection (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 8 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Exercise Price, in addition to those required by this Section 8, as it shall determine, in its sole discretion, to be advisable in order that any dividend or distribution in shares of Common Stock, or any subdivision, reclassification or combination of Common Stock, hereafter made by the Company shall not result in any Federal income tax liability to the holders of Common Stock or securities convertible into Common Stock (including Warrants).

         (j) In addition to and lieu of the provisions of this Section 8, in the event that the Company shall, at any time during the period that the Holder is subject to a lock-up agreement, issue securities under Subsections (b),
     (d) or (e) having an Offering Price, Subscription Price or Exchange Price less than the Exercise Price (whether initially or due to provisions in such securities requiring price reductions as a result of anti-dilution adjustments, the passage of time, "discount to market" or similar provisions), then the Exercise Price shall be immediately reset to equal such lower Offering Price, Subscription Price or Exchange Price.

         (k) No adjustment under Subsections (b), (c), (d) or (e) shall be required for issuances below the current market price if either: (i) (A) the current market price is at least 300% of the Exercise Price then in effect and (B) a registration statement covering the Warrant Shares is in effect and remains in effect for the 90 days after such issuance or Rule 144(k) under the Securities Act of 1933, as amended (the "Act") is available for resale of all of the Warrant Shares; or (ii) the Company at the time of such issuance has less than $100,000 in cash. Furthermore, no adjustment under Subsections (b), (c), (d), (e) or (j) hereof shall be required unless either (x) shareholders of the Company have approved the terms of this Warrant Agreement or (y) such adjustments will not result in a violation of any qualitative listing criteria of The Nasdaq Stock Market, Inc. In the event neither (x) nor (y) occurs, the number of shares purchasable upon exercise of this Warrant shall double without any further action on the part of the Company or the Holder so that the Warrants will be exercisable for an aggregate of 3,428,400 shares of Common Stock at a price of $3.50 per share (assuming the exercise in full of the over-subscription option).

         (l) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly but no later than 10 days after any request for such an adjustment by the Holder, cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant, and, if requested, information describing the transactions giving rise to such adjustments, to be mailed to the Holders at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to the Warrant Agent and its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

         (m) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (a) to (j), inclusive above.

         (n) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

     SECTION 9.  REDEMPTION.

         (a) On not less than 30 days' written notice (the "Redemption Notice") to Registered Holders of the Warrants being redeemed, the Warrants may be redeemed, at the option of the Company, at a redemption price of $0.05 per Warrant (the "Redemption Price"), provided (i) the market price (determined in accordance with Section 11 hereof) shall exceed 300% of the then current Exercise Price (the "Target Price") for the 20 consecutive trading days ending on the fifth trading day prior to the date of the Redemption Notice (the "Target Period"), subject to adjustment as set forth in Section 9(g) hereof, (ii) a registration statement covering the Warrant Shares filed under the Act has been declared effective and remains effective on the date fixed for redemption of the Warrants (the "Redemption Date") and (iii) the Holders are not subject to any lock-up provisions with respect to the sale or transfer of the Warrants or Warrant Shares.

         (b) The Company shall have the option, and, upon written request of Commonwealth and the Committee (as defined in Section 17 hereof), shall be obligated to redeem the Warrants at the Redemption Price, on not less than 10 days' written notice in the event that at any time prior to December 21, 2000 [nine months from the Initial Closing] the market price (determined in accordance with Section 11 hereof) shall equal the Target Price, subject to adjustment as set forth in Section 9(g) hereof, for the Target Period and the Company does not have an effective registration statement covering the Warrant Shares; provided, however, in such event, the Exercise Price, solely for purposes of the cashless exercise provisions of Section 4(b) hereof, shall be reduced to a price equal to 10% of the current market value (determined in accordance with Section 4(b) hereof). No reduction in the Exercise Price for purposes of a cashless exercise under this Section 9(b) shall be made unless either (x) shareholders of the Company have approved the terms of this Warrant Agreement or (y) such adjustments will not result in a violation of any qualitative listing criteria of The Nasdaq Stock Market, Inc.

         (c) If the conditions set forth in Section 9(a) or (b) are met, and the Company desires to exercise its right to redeem the Warrants, it shall mail a Redemption Notice to each of the Registered Holders of the Warrants to be redeemed, first class, postage prepaid, not later than the thirtieth day before the date fixed for redemption, at their last address as shall appear on the records maintained pursuant to Section 6(b). Any notice mailed in the manner provided herein shall be conclusively presumed to have been duly given whether or not the Registered Holder receives such notice.

         (d) The Redemption Notice shall specify (i) the redemption price, (ii) the Redemption Date, (iii) the place where the Warrant Certificates shall be delivered and the redemption price paid, and (iv) that the right to exercise the Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a Registered Holder (a) to whom notice was not mailed or (b) whose notice was defective. An affidavit of the Warrant Agent or of the Secretary or an Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         (e) Any right to exercise a Warrant shall terminate at 5:00 P.M. (New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Registered Holders of the Warrants shall have no further rights except to receive, upon surrender of the Warrant, the Redemption Price.

         (f) From and after the Redemption Date, the Company shall, at the place specified in the Redemption Notice, upon presentation and surrender to the Company by or on behalf of the Registered Holder thereof of one or more Warrant Certificates evidencing Warrants to be redeemed, deliver or cause to be delivered to or upon the written order of such Registered Holder a sum in cash equal to the Redemption Price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrant Certificates, except the right to receive payment of the Redemption Price, shall cease.

         (g) If the shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the Target Price shall be proportionally adjusted by the ratio which the total number of shares of Common Stock outstanding immediately prior to such event bears to the total number of shares of Common Stock to be outstanding immediately after such event.

     SECTION 10. REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Company agrees to register the Warrant Shares for resale under the Securities Act of 1933, as amended (the "Act") on the terms and subject to the conditions set forth in Article IV of the Subscription Agreement between the Company and each of the investors in the Private Placement.

     SECTION 11.  FRACTIONAL WARRANTS AND FRACTIONAL SHARES.

         (a) If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 8 hereof, the Company shall nevertheless not be required to issue fractions of shares, upon exercise of the Warrants or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

             (A) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or market on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange or market; or

             (B) If the Common Stock is not so listed or admitted to unlisted trading privileges, but is traded on the Nasdaq SmallCap Market, the current market value shall be the average of the closing bid and asked prices for such day on such market and if the Common Stock is not so traded, the current market value shall be the mean of the last reported bid and asked prices reported by the NASD Electronic Bulletin Board on the last business day prior to the date of the exercise of this Warrant; or

             (C) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     SECTION 12. WARRANT HOLDERS NOT DEEMED STOCKHOLDERS. No holder of Warrants shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Common Stock that may at any time be issuable upon exercise of such Warrants for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of Warrants, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such Holder shall have exercised such Warrants and been issued shares of Common Stock in accordance with the provisions hereof.

     SECTION 13. RIGHTS OF ACTION. All rights of action with respect to this Agreement are vested in the respective Registered Holders of the Warrants, and any Registered Holder of a Warrant, without consent of the Warrant Agent or of the holder of any other Warrant, may, on his own behalf and for his own benefit, enforce against the Company his right to exercise his Warrants for the purchase of shares of Common Stock in the manner provided in the Warrant Certificate and this Agreement.

     SECTION 14. AGREEMENT OF WARRANT HOLDERS. Every holder of a Warrant, by his acceptance thereof, consents and agrees with the Company, the Warrant Agent and every other holder of a Warrant that:

         (a) The Warrants are transferable only on the registry books of the Warrant Agent by the Registered Holder thereof in person or by his attorney duly authorized in writing and only if the Warrant Certificates representing such Warrants are surrendered at the office of the Warrant Agent, duly endorsed or accompanied by a proper instrument of transfer satisfactory to the Warrant Agent and the Company in their sole discretion, together with payment of any applicable transfer taxes; and

         (b) The Company may deem and treat the person in whose name the Warrant Certificate is registered as the holder and as the absolute, true and lawful owner of the Warrants represented thereby for all purposes, and the Company shall not be affected by any notice or knowledge to the contrary, except as otherwise expressly provided in Section 7 hereof.

     SECTION 15. CANCELLATION OF WARRANT CERTIFICATES. If the Company shall purchase or acquire any Warrant or Warrants, the Warrant Certificate or Warrant Certificates evidencing the same shall thereupon be canceled by it and retired. The Warrant Agent shall also cancel Common Stock following exercise of any or all of the Warrants represented thereby or delivered to it for transfer, splitup, combination or exchange.

     SECTION 16.  CONCERNING THE WARRANT AGENT.

         (a) The Warrant Agent acts hereunder as agent and in a ministerial capacity for the Company, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not, by issuing and delivering Warrant Certificates or by any other act hereunder be deemed to make any representations as to the validity, value or authorization of the Warrant Certificates or the Warrants represented thereby or of any securities or other property delivered upon exercise of any Warrant or whether any stock issued upon exercise of any Warrant is fully paid and nonassessable.

         (b) The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay the Company, as provided in Section 4, all moneys received by the Warrant Agent upon the exercise of such Warrants. The Warrant Agent shall, upon request of the Company from time to time, deliver to the Company such complete reports of registered ownership of the Warrants and such complete records of transactions with respect to the Warrants and the shares of Common Stock as the Company may request. The Warrant Agent shall also make available to the Company and Commonwealth for inspection by their agents or employees, from time to time as either of them may request, such original books of accounts and record (including original Warrant Certificates surrendered to the Warrant Agent upon exercise of Warrants) as may be maintained by the Warrant Agent in connection with the issuance and exercise of Warrants hereunder, such inspections to occur at the Warrant Agent's office as specified in Section 18, during normal business hours.

         (c) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of Warrant Certificates to make or cause to be made any adjustment of the Exercise Price provided in this Agreement, or to determine whether any fact exists which may require any such adjustments, or with respect to the nature or extent of any such adjustment, when made, or with respect to the method employed in making the same. It shall not (i) be liable for any recital or statement of facts contained herein or for any action taken, suffered or omitted by it in reliance on any Warrant Certificate or other document or instrument believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties, (ii) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in any Warrant Certificate, or
     (iii) be liable for any act or omission in connection with this Agreement except for its own negligence or willful misconduct.

The Warrant Agent may at any time consult with counsel satisfactory to it (who may be counsel for the Company) and shall incur no liability or responsibility for any action taken, suffered or omitted by it in good faith in accordance with the opinion or advice of such counsel.

         (d) Any notice, statement, instruction, request, direction, order or demand of the Company shall be sufficiently evidenced by an instrument signed by the Chairman of the Board, Chief Executive Officer, President, any Vice President, its Secretary, or Assistant Secretary, (unless other evidence in respect thereof is herein specifically prescribed). The Warrant Agent shall not be liable for any action taken, suffered or omitted by it in accordance with such notice, statement, instruction, request, direction, order or demand believed by it to be genuine.

         (e) The Company agrees to pay the Warrant Agent reasonable compensation for its services hereunder and to reimburse it for its reasonable expenses hereunder; it further agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the execution of its duties and powers hereunder except losses, expenses and liabilities arising as a result of the Warrant Agent's negligence or willful misconduct.

         (f) The Warrant Agent may resign its duties and be discharged from all further duties and liabilities hereunder (except liabilities arising as a result of the Warrant Agent's own negligence or willful misconduct), after giving 30 days' prior written notice to the Company. At least 15 days prior to the date such resignation is to become effective, the Warrant Agent shall cause a copy of such notice of resignation to be mailed to the Registered Holder of each Warrant Certificate at the Company's expense. Upon such resignation, or any inability of the Warrant Agent to act as such hereunder, the Company shall appoint a new warrant agent in writing. If the Company shall fail to make such appointment within a period of 15 days after it has been notified in writing of such resignation by the resigning Warrant Agent, then the Registered Holder of any Warrant Certificate may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by the Company or by such a court, shall be a bank or trust company having a capital and surplus, as shown by its last published report to its stockholders, of not less than $10,000,000 or a stock transfer company. After acceptance in writing of such appointment by the new warrant agent is received by the Company, such new warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning Warrant Agent. Not later than the effective date of any such appointment the Company shall file notice thereof with the resigning Warrant Agent and shall forthwith cause a copy of such notice to be mailed to the Registered Holder of each Warrant Certificate.

         (g) Any corporation into which the Warrant Agent or any new warrant agent may be converted or merged or any corporation resulting from any consolidation to which the Warrant Agent or any new warrant agent shall be a party or any corporation succeeding to the trust business of the Warrant Agent shall be a successor warrant agent under this Agreement without any further act, provided that such corporation is eligible for appointment as successor to the Warrant Agent under the provisions of the preceding paragraph. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed to the Company and to the Registered Holder of each Warrant Certificate.

         (h) The Warrant Agent, its subsidiaries and affiliates, and any of its or their officers or directors, may buy and hold or sell Warrants or other securities of the Company and otherwise deal with the Company in the same manner and to the same extent and with like effects as though it were not Warrant Agent. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

     SECTION 17. MODIFICATION OF AGREEMENT. Subject to the provisions of Section 4(b), the parties hereto may by supplemental agreement make any changes or corrections in this Agreement (i) that it shall deem appropriate to cure any ambiguity or to correct any defective or inconsistent provision or manifest mistake or error herein contained; (ii) to reflect an increase in the number of Warrants which are to be governed by this Agreement resulting from an increase in the size of the Private Placement; (iii) to reflect an increase in the number of Warrants which are to be governed by this Agreement resulting from the conversion of warrants issued to Commonwealth or its designees in connection with the Private Placement; or (iv) that it may deem necessary or desirable and which shall not adversely affect the interests of the holders of Warrant Certificates; provided, however, that this Agreement shall not otherwise be modified, supplemented or altered in any respect except with the consent in writing of the Company, Commonwealth and a committee to be designated by Commonwealth whose members hold in the aggregate not less than 20% of the outstanding Warrants (the "Committee"); provided, however, that no such amendment, modification or waiver which would decrease the number of the securities purchasable upon the exercise of any Warrant, or increase in the Exercise Price therefor (other than as a result of the waiver or modification of any anti-dilution provisions contained in Section 8 hereof), shall be made without the consent in writing of the holders of not less than 50% of the outstanding Warrants.

     SECTION 18. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first class registered or certified mail, postage prepaid as follows: if to the Registered Holder of a Warrant Certificate, at the address of such holder as shown on the registry books maintained by the Warrant Agent; if to the Company, 3525 Piedmont Road, 7 Piedmont Center, Suite 300, Atlanta, Georgia 30350, Att: Paul Harrison; if to the Warrant Agent, at its Corporate Office and if to Commonwealth, at Commonwealth Associates, 830 Third Avenue, New York, New York 10022, Attention: Carl Kleidman.

     SECTION 19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to principles of conflict of laws.

     SECTION 20. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent (and their respective successors and assigns) and the holders from time to time of Warrant Certificates. Nothing in this Agreement is intended or shall be construed to confer upon any other person any right, remedy or claim, in equity or at law, or to impose upon any other person any duty, liability or obligation.

     SECTION 21. TERMINATION. This Agreement shall terminate on the earlier to occur of (i) the close of business on the Expiration Date of all the Warrants; or (ii) the date upon which all Warrants have been exercised or redeemed.

     SECTION 22. COUNTERPARTS. This Agreement may be executed in several counterparts, which taken together shall constitute a single document.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              HEALTHWATCH, INC.


                              By:
                                 ----------------------------------------
                                  Name: Paul W. Harrison
                                  Title: Chairman and Chief Executive
                                  Officer

                              CORPORATE STOCK TRANSFER, INC.


                              By:
                                 ----------------------------------------
                                  Name:
                                  Title:

                              COMMONWEALTH ASSOCIATES, L.P.


                              By:
                                 ----------------------------------------
                                  Commonwealth Associates
                                  Management Company, Inc.,
                                  its general partner


                              By:
                                 ----------------------------------------
                                  Name:  Joseph Wynne
                                  Title:  Chief Financial Officer

THIS WARRANT AND ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT UNDER THE ACT SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO, OR (2) RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS SUCH TRANSFER IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS.

No.  PPW _____                                                ________ Warrants


                           VOID AFTER MARCH __, 2005

                        WARRANT CERTIFICATE FOR PURCHASE

                                OF COMMON STOCK

                               HEALTHWATCH, INC.

     This certifies that FOR VALUE RECEIVED ________________________ or registered assigns (the "Registered Holder") is the owner of the number of Warrants ("Warrants") specified above. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth in this Certificate and the Warrant Agreement (as hereinafter defined), one fully paid and nonassessable share of common stock, $.05 par value ("Common Stock") of HealthWatch, Inc., a Minnesota corporation (the "Company") at any time commencing on the Initial Exercise Date and prior to the Expiration Date (both as hereinafter defined), upon the presentation and surrender of this Warrant Certificate with the Subscription Form on the reverse hereof duly executed, at the corporate office of Corporate Stock Transfer, Inc., as Warrant Agent, or its successor (the "Warrant Agent"), accompanied by payment of an amount equal to $3.50 for each Warrant (the "Exercise Price") in lawful money of the United States of America in cash or by official bank or certified check made payable to HealthWatch, Inc.. The Company may, at its election, reduce the Exercise Price.

     This Warrant Certificate and each Warrant represented hereby are issued pursuant to and are subject in all respects to the terms and conditions set forth in the Warrant Agreement (the "Warrant Agreement"), dated March 21, 2000 by and among the Company, the Warrant Agent and Commonwealth Associates, L.P.

     In the event of certain contingencies provided for in the Warrant Agreement, the Exercise Price or the number of shares of Common Stock subject to purchase upon the exercise of each Warrant represented hereby are subject to modification or adjustment.

     Each Warrant represented hereby is exercisable at the option of the Registered Holder, but no fractional shares of Common Stock will be issued. In the case of the exercise of less than all the Warrants represented hereby, the Company shall cancel this Warrant Certificate upon the surrender hereof and shall execute and deliver a new Warrant Certificate or Warrant Certificates of like tenor, which the Warrant Agent shall countersign, for the balance of such Warrants.

     The term "Initial Exercise Date" shall mean March 21, 2000.

     The term "Expiration Date" shall mean 5:00 P.M. (New York time) on March 21, 2005. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 P.M. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. The Company may, at its election, extend the Expiration Date.

     This Warrant Certificate is exchangeable, upon the surrender hereof by the Registered Holder at the corporate office of the Warrant Agent, for a new Warrant Certificate or Warrant Certificates of like tenor representing an equal aggregate number of Warrants, each of such new Warrant Certificates to represent such number of Warrants as shall be designated by such Registered Holder at the time of such surrender. Upon due presentment with any tax or other governmental charge imposed in connection therewith, for registration of transfer of this Warrant Certificate at such office, a new Warrant Certificate or Warrant Certificates representing an equal aggregate number of Warrants will be issued to the transferee in exchange therefor, subject to the limitations provided in the Warrant Agreement.

     Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any of the rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided in the Warrant Agreement.

     The Warrants represented hereby may be redeemed at the option of the Company, at a redemption price of $.05 per Warrant at any time, provided the Market Price (as defined in the Warrant Agreement) for the Common Stock shall exceed 300% of the then current Exercise Price (the "Target Price") for the 20 consecutive trading days ending on the fifth trading day prior to the date of the notice of redemption (the "Target Period") and subject to adjustment as set forth in the Warrant Agreement and a registration statement covering the Warrant Shares filed under the Securities Act of 1933, as amended, has been declared effective and remains effective on the date fixed for redemption of the Warrants. Notice of redemption shall be given not later than the thirtieth day before the date fixed for redemption, all as provided in the Warrant Agreement. The Warrants represented hereby are also subject to redemption on 10 days' notice if the Common Stock achieves the Target Price for the Target Period prior to December 21, 2000 and there is no effective registration statement covering the resale of the Warrant Shares on the terms and subject to the conditions set forth in the Warrant Agreement. On and after the date fixed for redemption, the Registered Holder shall have no rights with respect to the Warrants represented hereby except to receive the $.05 per Warrant upon surrender of this Warrant Certificate.

     Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary.

     This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers thereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.

                              HEALTHWATCH, INC.

Dated: March 21, 2000

                              By:  ____________________________________
                                   Name: Paul W. Harrison
                                   Title: President and Chief Executive
                                   Officer

                              By:  ____________________________________
                                   Name:
                                   Title:

[seal]

                               SUBSCRIPTION FORM

                    To Be Executed by the Registered Holder
                         in Order to Exercise Warrants

     The undersigned Registered Holder hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate, and to purchase the securities issuable upon the exercise of such Warrants, and requests that certificates for such securities shall be issued in the name of

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                             -------------------
                             -------------------
                             -------------------
                             -------------------
                    [please print or type name and address]


and be delivered to

                             -------------------
                             -------------------
                             -------------------
                             -------------------
                    [please print or type name and address]

and if such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, that a new Warrant Certificate for the balance of such Warrants be registered in the name of, and delivered to, the Registered Holder at the address stated below.

Dated: ______________________
       ______________________
       ______________________
       ______________________

                                         Address

                                         ______________________

Taxpayer Identification Number


--------------------------------
Signature Guaranteed

                                  ASSIGNMENT

                    To Be Executed by the Registered Holder
                          in Order to Assign Warrants

FOR VALUE RECEIVED, ____________________ hereby sells, assigns and transfers unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

                             -------------------
                             -------------------
                             -------------------
                             -------------------
                    [please print or type name and address]

_________________________ of the Warrants represented by this Warrant Certificate, and hereby irrevocably constitutes and appoints
____________________________________ _______________________________ Attorney to
transfer this Warrant Certificate on the books of the Company, with full power of substitution in the premises.

Dated:  ____________________

X___________________________

Signature Guaranteed

____________________________

THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (A BANK, STOCKBROKER, SAVINGS AND LOAN ASSOCIATION OR CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO RULE 17Ad-15 OF THE SECURITIES EXCHANGE ACT OF 1934.

                                  APPENDIX E
                                  ----------

                              AMENDED AND RESTATED
                        CERTIFICATE OF THE DESIGNATION,
                   PREFERENCES, RIGHTS AND LIMITATIONS OF THE
                          SERIES P PREFERRED STOCK OF
                               HEALTHWATCH, INC.


     HealthWatch, Inc., a corporation organized and existing under the Minnesota Business Corporation Act (the "Corporation"), does hereby certify that, pursuant to authority conferred upon the Board of Directors by the Articles of Incorporation, as amended, of the Corporation, said Board of Directors, acting by unanimous consent effective as of the __th day of March, 2000, duly adopted a Resolution providing for the amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Series P Preferred Stock, which Resolution is as follows:

     "RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation in accordance with the provisions of its Articles of Incorporation, as amended, and in accordance with the consent of a majority of the holders of the Series P Preferred Stock given at a special meeting of the Series P Preferred Stock Shareholders on March 21, 2000, the Certificate of the Designation, Preferences, Rights and Limitations of the Series P Preferred Stock, which have a stated value of Ten Dollars ($10.00) per share ("Stated Value") (hereinafter referred to as the "Series P Preferred Stock"), is hereby amended and restated, in its entirety, as follows:

1.   Dividends

(a) Subject to the following, the holders of shares of Series P Preferred Stock shall be entitled to receive dividends at the rate of 8% per annum of the Stated Value (as adjusted for any stock dividends, combinations or splits with respect to such shares) from the date of issuance to until such shares shall be converted into the Corporations Common Stock in accordance with
     Section 4 hereof. Such dividends shall commence upon issuance and shall be payable in preference to any dividend to any shares of Common Stock, and shall be cumulative. Dividends earned after February 1, 1999 shall be paid semi-annually on June 30 and December 31, commencing June 30, 1999, and in every case shall be paid to holders of record as of the close of business five business days before the dividend payment date. Dividends shall be paid in cash or, at the option of the Corporation, in shares of the Corporation's Common Stock, the value of such stock for the purpose of any such payment to be equal to the average five-day closing bid price for the Common Stock for the five-day period immediately preceding the record date for such payment.

(b)  No dividends (other than those payable solely in the Common

     Stock of the Corporation) shall be paid on any shares of Common Stock of the Corporation during any fiscal year of the Corporation until dividends on the Series P Preferred Stock shall have been paid or declared and set apart during that fiscal year and any prior year in which dividends accumulated but remain unpaid. Following any such payment or declaration, the holders of any shares of Common Stock shall be entitled to receive dividends, payable out of funds legally available therefor, when, as and if declared by the Board of Directors.

     In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each such case the holders of the Series P Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series P Preferred Stock were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series P Preferred Stock were then convertible as of the record date (assuming for this provision that there was no limitation on the right of conversion of the Series P Preferred Stock) fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

2.   Liquidation Preference

(a) In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Series P Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of shares of Common Stock by reason of their ownership thereof, the amount of $10.00 per share (as adjusted for any stock dividends, combinations or splits with respect to such shares), plus all accrued or declared but unpaid dividends on such shares for each share of Series P Preferred Stock then held by them. If upon the occurrence of such events, the assets and funds thus distributed among the holders of the Series P Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series P Preferred Stock and holders of any other shares of Preferred Stock of the Corporation in proportion to the preferential amount each such holder is otherwise entitled to receive.

(b) After payment to the holders of the Series P Preferred Stock of the amounts set forth in Section 2(a) above, and the payment to the holders of any
     other series of Preferred Stock    of the Corporation of any liquidation
     preferences for such additional series of Preferred Stock, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Common Stock in proportion to the shares of Common Stock then held by them.

(c) Whenever the distribution provided for in this Section 2 shall be payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board of Directors.

3.   Voting Rights

     Unless and except to the extent otherwise required by law, the holders of the Series P Preferred Stock shall have no voting power; provided that if any dividends on the Series P Preferred Stock declared by the Board of Directors in accordance with Section 1 hereof have not been paid for a period of one year or more, the holders of Series P Preferred Stock shall, until such dividends have been paid, be entitled, with the holders of the Common Stock, voting as a class, to vote or act by written consent for the election of directors, with the number of votes per share of Series P Preferred Stock in such election to be equal to ten shares of Common Stock (as adjusted for any stock dividends, combinations or splits with respect to such shares). Unless and except to the extent otherwise required by law, the holders of the Series P Preferred Stock shall have no right to vote as a class with respect to any matter. Should the Series P Preferred Stock be entitled to vote on any matter pursuant to a requirement of law, each holder of such stock shall be entitled to one vote in respect to each share of such stock held of record in respect to such matter, unless some other vote is required by law.

4.   Conversion of Series P Preferred Stock into Common Stock

(a) Subject to the following conversion rights being approved by the holders of a majority of a quorum of the shares of the Corporation's Common Stock and the provisions of this Section 4, the holder of record of any share or shares of Series P Preferred Stock and the Corporation shall have the right, at his or its option, as the case may be, at any time after issuance, to convert or to cause the conversion of each said share or shares of Series P Preferred Stock into ten (10) (as adjusted for any stock dividends, combinations or splits with respect to such shares) fully-paid and non-assessable shares of Common Stock, $.01 par value (herein referred to as "Common Stock"), of the Corporation. The Corporation shall not be required to issue fractional shares in connection with the conversion of any of the Series P Preferred Stock and shall, in lieu thereof, pay to the holder requesting conversion, an amount equal to the value (determined by the Corporation's Board of Directors) of such fractional share.

(b) Any holder of a share or shares of Series P Preferred Stock desiring to convert such Series P Preferred Stock into Common Stock, shall surrender the certificate or certificates representing the share or shares of Series P Preferred Stock so to be converted, duly endorsed (if required by the Corporation) to the Corporation or in blank, at the office of any Transfer Agent for the Series P Preferred Stock (or such other place as may be designated by the Corporation), and shall give written notice to the Corporation at said office that he elects to convert the same as provided above, and setting forth the name or names (with the address or addresses) in which the shares of Common Stock are to be issued.

(c) Conversion of Series P Preferred Stock shall be subject to the following additional terms and provisions:

(1) As promptly as practicable after the surrender for conversion of any Series P Preferred Stock, the Corporation shall deliver or cause to be delivered at the principal office of the Transfer Agent for the Series P Preferred Stock (or such other place as may be designated by the Corporation), to or upon the written order of the holder of such Series P Preferred Stock, certificates representing the shares of Common Stock issuable upon such conversion issued in such name or names as such holder may direct. Shares of the Series P Preferred Stock shall be deemed to have been converted as of the close of business on the date of the surrender of the Series P Preferred Stock for conversion, as provided above, and the rights of the holders of such Series P Preferred Stock shall cease at such time, and the person or persons in whose name or names the certificates for such shares are to be issued shall be treated for all purposes as having become the record holder or holders of such Common Stock at such time; provided, however, that any such surrender on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificate for such shares are to be issued as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open.

(2) The Corporation shall pay all dividends accrued on the shares of Series P Preferred Stock surrendered for conversion, such payment to be made in cash, or at the option of the Corporation, in shares of the Corporation's Common Stock, the value of such stock to be determined as set forth in
     Section 1(a) hereof.

(3) The Corporation shall at all times reserve and keep available solely for the purpose of issuance upon conversion of Series P Preferred Stock, as herein provided, such number of shares of Common Stock as shall be issuable upon the conversion of all outstanding Series P Preferred Stock.

(4) Prior to March 31, 2000, the holders of Series P Preferred Stock shall not be entitled to convert nor shall the Corporation have the right to require conversion of the Series P Preferred Stock held by such holders to the extent that such conversion would result in such holders beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934 and the Rules thereunder) in the aggregate in excess of forty-five percent (45%) of the then issued and outstanding shares of the Corporation's Common Stock.

(d) The issuance of certificates for shares of Common Stock upon conversion of the Series P Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record of the Series P Preferred Stock so converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Corporation that such tax has been paid or is not due and payable.

5.   General

(a) In the event that the Corporation shall at any time prior to conversion either (a) subdivide the outstanding shares of Common Stock into a greater number of shares, (b) combine the outstanding shares of Common Stock into a smaller number of shares, (c) change the outstanding shares of Common Stock into the same or a given number of shares of any other class or classes of stock, (d) declare on or in respect of the Common Stock a dividend payable in shares or other securities of the Corporation, then the holders of the Series P Preferred Stock shall be entitled to receive the same number of shares or other securities of the Corporation, or shall be entitled to subscribe for and purchase at the same price that the shares or securities are offered to holders of Common Stock, the number of such shares or the amount of such securities as will represent the same proportion of the outstanding Common Stock prior to such increase or decrease as they would have been entitled to receive or subscribe for, as the case may be, had they been holders of the number of shares of Common Stock into which their shares of Series P Preferred Stock were convertible on the record date (assuming for the purposes of this provision that there was no limitation on the right of conversion of the Series P Preferred Stock) for any such dividend or subscription. The Board of Directors shall determine what adjustments shall be made in the Stated Value in order to appropriately reflect and account for any such change.

(b) In the event the Corporation at any time while any of the shares of Series P Preferred Stock are outstanding shall be consolidated with or merged into any other corporation or corporations, or shall sell or lease all or substantially all of its property and business as an entirety, lawful provision shall be made as part of the terms of such consolidation, merger, sale, or lease so that the holder of any shares of Series P Preferred Stock may thereafter receive in lieu of such shares of Common Stock otherwise issuable to him upon conversion of his shares of Series P Preferred Stock (assuming for the purpose of this provision that there was no limitation on the right of conversion of the Series P Preferred Stock), but at the conversion rate which would otherwise be in effect at the time of conversion as hereinbefore provided, the same kind and amount of securities or assets as may be issuable, distributable, or payable upon such consolidation, merger, sale, or lease, with respect to shares of Common Stock of the Corporation. The Board of Directors shall determine what adjustments shall be made in the Stated Value in order to appropriately reflect and account for any such change.

(c) Nothing herein shall be deemed to require the Corporation in the event of any such subdivision, combination, reclassification, recapitalization, consolidation, merger or sale of assets, or liquidation, dissolution or winding up, to issue or distribute fractional interests in shares of capital stock or any other security of the Corporation or another issuer, and the Corporation may make such arrangements as the Board of Directors of the Corporation shall approve with respect to any such event for settlement in lieu of issuance of a fractional interest in a share of capital stock or other security of the Corporation or another issuer to any holder of the Series P Preferred Stock.

(d) The shares of Series P Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

(e) The issuance of additional shares of Series P Preferred Stock shall not be subject to any restrictions as to issuance, nor shall the holders of the Series P Preferred Stock be entitled to any restriction with respect to the issuance of shares of any other series of the Corporation's Common Stock or Preferred Stock, or as to the powers, preferences or rights of any such other series; provided that no series of additional shares of Preferred Stock shall have any liquidation or other similar rights in preference to the Series P Preferred Stock."


     IN WITNESS WHEREOF, I have hereunto subscribed my hand this __th day of April, 2000.

                                          HEALTHWATCH, INC.

                                          By: /s/ Paul W. Harrison
                                          Paul W. Harrison, Chairman of the
                                          Board of Directors

                                 FORM OF PROXY

                               HEALTHWATCH, INC.

     The undersigned hereby appoints Paul W. Harrison and Marilyn May, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of: [check all that apply] (i) Common Stock; (ii) Series C 8% Convertible Preferred Stock; or (iii) Series D 8% Convertible Preferred Stock of HealthWatch, Inc. owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of HealthWatch, Inc. to be held on June 23, 2000, at The W Atlanta At Perimeter Center Hotel, 111 Perimeter Center West NE, Atlanta, Georgia 30346 and any adjournments thereof for the following purposes:

     1. FOR ______ AGAINST ______ ABSTAIN FROM ______ the proposed Amendment to the Articles of Incorporation as described in Item 1 of the notice of said meeting.

     2. FOR ______ AGAINST ______ ABSTAIN FROM _______ the proposed approval of the HealthWatch, Inc. 2000 Stock Option Plan described in Item 2 of the notice of said meeting.

     3. FOR ______ AGAINST ______ ABSTAIN FROM ______ the proposed ratification and approval of certain anti-dilution provisions contained in the Certificates of Designation for the Series C Preferred and Series D Preferred Stock and in certain warrants described in Item 3 of the notice of said meeting.

     4. FOR ______ AGAINST ______ ABSTAIN FROM ______ the proposed ratification and approval of the shares of Common Stock that may be issued upon conversion of the Company's outstanding Series P Preferred Stock as described in Item 4 of the notice of said meeting.

     5. (a) FOR ALL NOMINEES ______ WITHHOLD ALL NOMINEES _____ for election, by the holders of Common Stock, of Paul W. Harrison.

     Instructions: To withhold authority to vote for any individual nominee, place an X in the box on the left and strike a line through the nominees name listed above.

     (b) FOR ALL NOMINEES ______ WITHHOLD ALL NOMINEES _____ for election, by the holders of Series C Preferred Stock, of Sheldon Misher.

     Instructions: To withhold authority to vote for any individual nominee, place an X in the box on the left and strike a line through the nominees name listed above.

     (c) FOR ALL NOMINEES ______ WITHHOLD ALL NOMINEES _____ for election, by the holders of Series D Preferred Stock, of Robert Priddy.

     Instructions: To withhold authority to vote for any individual nominee, place an X in the box on the left and strike a line through the nominees name listed above.

     6. To transact such other business as may properly come before the meeting.


     THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED OR IF NO INSTRUCTION IS GIVEN.

     THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HEALTHWATCH, INC.

                                     Dated:______________, 2000

                                     ___________________________________________
                                     Signature

                                     Print Name:________________________________

                                     Address:___________________________________
                                     ___________________________________________

                                     Number of Common Shares Voted:_____________

                                     Number of Series C Shares Voted:___________

                                     Number of Series D Shares Voted:___________


Please mark, date and sign this Proxy and deliver it to any of the above-named proxies if you do not plan to attend the Annual Meeting.